TABLE OF CONTENTS
-----------------

LETTER FROM THE INVESTMENT ADVISOR......................................... 1
   Wasatch Equity Funds.................................................... 2
   Wasatch-Hoisington U.S. Treasury Fund................................... 2
MICRO CAP FUND PORTFOLIO SUMMARY........................................... 4
   Six Month Review........................................................ 4
   Average Annual Total Returns & Ten Largest Holdings..................... 5
SMALL CAP GROWTH FUND PORTFOLIO SUMMARY.................................... 6
   Six Month Review........................................................ 6
   Average Annual Total Returns & Ten Largest Holdings..................... 7
CORE GROWTH FUND PORTFOLIO SUMMARY......................................... 8
   Six Month Review........................................................ 8
   Average Annual Total Returns & Ten Largest Holdings..................... 9
SMALL CAP VALUE FUND PORTFOLIO SUMMARY.................................... 10
   Six Month Review....................................................... 10
   Average Annual Total Returns & Ten Largest Holdings.................... 11
ULTRA GROWTH FUND PORTFOLIO SUMMARY....................................... 12
   Six Month Review....................................................... 12
   Average Annual Total Returns & Ten Largest Holdings.................... 13
GLOBAL TECHNOLOGY FUND PORTFOLIO SUMMARY.................................. 14
   Review................................................................. 14
   Average Annual Total Returns & Ten Largest Holdings.................... 15
WASATCH-HOISINGTON U.S. TREASURY FUND PORTFOLIO SUMMARY................... 16
   Six Month Review....................................................... 16
   Average Annual Total Returns & Holdings/Maturity Date.................. 17
SCHEDULE OF INVESTMENTS................................................... 18
STATEMENTS OF ASSETS AND LIABILITIES...................................... 46
STATEMENTS OF OPERATIONS.................................................. 48
STATEMENTS OF CHANGES IN NET ASSETS....................................... 50
FINANCIAL HIGHLIGHTS...................................................... 56
NOTES TO FINANCIAL STATEMENTS............................................. 70

                              WASATCH FUNDS, INC.

                             150 SOCIAL HALL AVENUE
                           SALT LAKE CITY, UTAH 84111
                                1 (800) 551-1700


                       LETTER FROM THE INVESTMENT ADVISOR
                                 MARCH 31, 2001


--------------------------------------------------------------------------------


DEAR SHAREHOLDERS:
------------------


   The six months ended March 31, 2001 have been a time of resetting economic and financial expectations. Euphoria over the much touted new economy turned to despair as this thesis unraveled when many technology stocks plunged to fractions of their former highs. Not only did the stock market retreat, but energy costs skyrocketed and there were worrying signs of economic weakness. In recent months, many companies sharply curtailed spending, cut their work forces and announced disappointing earnings. These actions led to further widespread stock price declines.
   The major indexes reflected the stock market's downturn over the six months ended March 31, 2001. The Dow Jones Industrial Average was down almost 7%. The Russell 2000 Index, a widely used benchmark for the performance of small company stocks, declined 13%. The S&P 500(R) Index, a broad measure for the performance of large company stocks, dropped 19%. The Nasdaq Composite Index, regarded as an indicator of the performance of technology stocks, fell 50%. In the past 12 months, the S&P 500 was down 22% and Nasdaq was down 60%. The S&P and Nasdaq were well within bear market territory (traditionally defined as a drop of 20% or more from a preceding high).
   While technology stocks were the hardest hit by price declines, investor disappointment and pessimism also spilled over to affect the stock prices of companies with ties to the technology sector. Among these were technology consulting firms and businesses that provide services to technology industries.
   In spite of what seems like a healthy correction, many technology stock prices are still generally higher than we think they should be during this period of economic and market uncertainty. So, while the Federal Reserve Board
(Fed) has attempted to stabilize the situation with several interest rate cuts, we are not yet out of the woods.
    As this most recent period illustrates, a lot can change in six months. Still, in the long term process of creating wealth in an investment portfolio, six months is a short time. In many years of investing, we have been through economic downturns and periods of slumping stock prices. We remind ourselves and our shareholders that in these situations it is important to remain focused on long term investment objectives.
   Throughout the years, our approach has been, and will continue to be, to seek and hold investments in companies with characteristics that will allow them to weather downturns and grow to be bigger and stronger. We believe the companies held in the Wasatch Equity Funds are such companies.

WASATCH EQUITY FUNDS
--------------------

   In the six months ended March 31, 2001, the Wasatch Equity Funds performed as we would expect given the market and economic conditions. The more conservatively positioned Small Cap Value, Core Growth and Micro Cap Funds produced gains. The performance of the more aggressively positioned Small Cap Growth, Ultra Growth and Global Technology Funds was more in line with the market indexes and these Funds suffered losses.
   Wasatch's Fund managers are cautious and are taking a conservative approach to investing in these unsettled times. We feel our disciplined investment process lends itself well to challenging investment environments.
   To weather downturns we believe companies need four things. First, they must have strong management with experience, steadiness and vision. Second, they must have a sustainable competitive advantage. Third, they must have significant growth opportunities. Fourth, companies must have financial strength that will allow them to draw upon their own resources. These are the types of companies in which we strive to invest.

EQUITY FUNDS OUTLOOK
--------------------

   A declining market often presents excellent opportunities to invest in companies of high caliber at prices that have outstanding upside potential. We will continue to be diligent in our search for companies that meet each Equity Fund's strict investment criteria. We believe our experience and discipline will help us keep the Wasatch Equity Funds well-positioned to achieve each Fund's long term investment objectives. In turn, we believe our efforts will have the potential to help you as you strive to achieve your own long term investment goals.
   Going forward, investors may expect an environment where slower growth is the norm. While stock prices have been discounted for a lot of bad news, many stocks, particularly in the technology sector, are still priced higher than the historical averages. This means prices may have farther to fall before they hit bottom and start back up.
   We cannot predict where the bottom will be and market timing is not part of our investment process. What we can and will do is use our experience and intensive research process to identify and invest in companies that we believe have the potential to produce the long term results we seek. We will strive to invest at prices that make sense given what we perceive as a company's value and growth potential.

WASATCH-HOISINGTON
U.S. TREASURY FUND
------------------

   Over the past six months, the Wasatch-Hoisington U.S. Treasury Fund enjoyed strong performance as bond yields fell and prices rose. With investments in long dated U.S. Treasury securities (maturities longer than 20 years), the Fund was well positioned to benefit from the Fed's interest rate cuts and a declining inflation rate.
   For more in-depth information about the economy and the performance and outlook of the U.S. Treasury Fund, please see the portfolio summary beginning on page 16.

WORTH NOTING
------------

   The Wasatch Core Growth Fund closed to new investors on March 16, 2001. This move was taken to control the asset level of the Fund. We believe this will help protect the interests of existing shareholders.
   We are happy to report that the Wasatch Small Cap Value Fund, now three years old, joined the Core Growth, Small Cap Growth and Micro Cap Funds with a five star ranking awarded by Morningstar, Inc., a firm that tracks mutual funds, for outstanding risk-adjusted performance over the past three years from among 4,298 domestic equity funds for the period ended March 31, 2001.*
   The excellent results of these Funds were achieved by consistently following a disciplined investment strategy. Each Fund's average annual total returns as of March 31, 2001 for one, three, five and 10 years or since inception can be found in the portfolio summaries beginning on page 4.
   You will note that the industry categorizations for the Wasatch Equity Funds shown in the schedules of investments beginning on page 18 are different than those used in past annual and semi-annual reports. The new categorizations are those used in the Russell 2000 Index, a benchmark for several Wasatch Funds.
   The current prospectus contains more information about each Fund's investment objectives and strategies. If you have any questions or comments regarding this report or your investments with Wasatch Funds, please call us at
1 (800) 551-1700 or visit our web site at WWW.WASATCHFUNDS.COM.
                                          ---------------------
   We are honored to have been chosen as part of your investment team and we want to thank you for investing with Wasatch Funds.

Sincerely,

/s/Samuel S. Stewart, Jr.

Samuel S. Stewart, Jr.
Chairman of the Board

*For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating/TM metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. The Wasatch Small Cap Value Fund was rated against 4,298 U.S.-domiciled domestic equity funds over the last three years. With respect to these domestic equity funds, the Wasatch Small Cap Value Fund received a Morningstar Rating of five stars for the three-year period. The Wasatch Core Growth Fund was rated against the following numbers of U.S.-domiciled domestic equity funds over the following time periods: 4,298 funds in the last three years, 2,653 funds in the last five years and 839 funds in the last 10 years. With respect to these domestic equity funds, the Core Growth Fund received a Morningstar Rating of five stars for the three-, five- and 10-year periods. The Wasatch Small Cap Growth Fund was rated against the following numbers of U.S.-domiciled domestic equity funds over the following time periods: 4,298 funds in the last three years, 2,653 funds in the last five years and 839 funds in the last 10 years. With respect to these domestic equity funds, the Small Cap Growth Fund received a Morningstar Rating of five stars, four stars and three stars for the three-, five- and 10-year periods, respectively. The Wasatch Micro Cap Fund was rated against the following numbers of U.S.-domiciled domestic equity funds over the following time periods: 4,298 funds in the last three years and 2,653 funds in the last five years. With respect to these domestic equity funds, the Micro Cap Fund received a Morningstar Rating of five stars for the three- and five-year periods. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

WASATCH MICRO CAP FUND-PORTFOLIO SUMMARY
----------------------------------------
MARCH 31, 2001

(PHOTO)
ROBERT GARDINER, CFA--LEAD MANAGER

   The Micro Cap Fund seeks long term growth of capital through investments in growing companies with market capitalizations of less than $500 million at the time of initial purchase. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in micro cap stocks. The Micro Cap Fund is currently closed to new investors.

SIX MONTH REVIEW
----------------

   The environment in the six months ended March 31, 2001, was one of generally falling stock prices, rising energy costs and a weakening economy. In this period, the 1.71% gain of the Wasatch Micro Cap Fund outpaced the 12.96% loss of the Russell 2000 Index, a widely recognized measure for the performance of small and micro cap stocks. The Fund's outperformance was driven by strong earnings growth and our commitment to pay reasonable prices for stocks.
   The current economic and business environment is the most challenging we have seen in a long time. Although the average earnings growth reported by the Fund's holdings over the past six months has been strong at above 20%, we expect it to fall below 15% over the next six months. Over the long term, we believe the Fund remains poised for earnings growth of over 20%. We're working diligently to ensure that the Fund has strong earnings growth potential as the economy emerges from the downturn.
   The Fund's health care sector continued to be a strong contributor to performance over the past six months. In the first quarter of 2001, this sector added slightly to performance while the Russell 2000's health care sector was down 19.5%. Several significant positions were strong performers over the past six months--American Healthways, Inc., a provider of health care services to diabetics; ICU Medical, Inc., a maker of disposable connectors for intravenous therapy; and National Dentex Corp., a network of dental laboratories. AmSurg Corp., a manager of outpatient surgery centers, and AmeriPath, Inc. were strong performers early in the period but suffered stock price declines in the first quarter of 2001.
   The Fund's technology sector was down in the fourth quarter of 2000. It was slightly positive in the first quarter of 2001 compared to the Russell 2000's technology sector which was down 27.3%. Catapult Communications Corp., a developer of software-based test systems for global telecommunications, has been a strong performer over the past six months. The sale of Micrel, Inc., a maker of analog semiconductors for cellular phones and laptop computers, was a positive move for the Fund. We first invested in Micrel when it was a tiny company. The Fund benefited by holding Micrel through its most dynamic growth phase. Micrel was sold because it has grown too large to be considered a micro cap company.
   Weakness in the consumer discretionary sector can be largely attributed to

WASATCH MICRO CAP FUND-PORTFOLIO SUMMARY
----------------------------------------

the tougher economic and business climate. Many of the Fund's retail and business services holdings struggled over the past six months. Overall, we believe the long term growth prospects of these companies are favorable. The Men's Wearhouse, Inc., a men's discount clothing retailer, suffered from a declining stock price. We are excited about a new holding, Resources Connection, Inc., a provider of business professionals on a project-by-project basis.
   Two sectors that are not heavily weighted in the Fund were up over 20% in the past six months. The financial services sector was led by strong performance from First Cash Financial Services, Inc., a provider of diversified financial services to the sub prime market. The auto and transportation sector benefited from the rising stock prices of several trucking companies.

OUTLOOK
-------

   Earnings growth may be harder to come by under current conditions. In this situation we believe our in-depth research process will be an advantage in analyzing companies' long term growth potential. Paying reasonable prices for stocks will continue to be a key to the long term performance of the Micro Cap Fund. We feel our consistent adherence to a disciplined investment process will serve you well as you strive to achieve your long term investment objectives.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2001)
---------------------------------------------------

                                       1 YEAR      5 YEARS     SINCE INCEPTION
--------------------------------------------------------------------------------
WASATCH MICRO CAP FUND                 22.76%      26.29%          31.03%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.
*Inception: June 19, 1995.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

 1.  ICU MEDICAL, INC.                                6%
     Disposable connectors for intravenous therapy.

 2.  CORVEL CORP.                                     5%
     Case management and cost
     containment services for workers'
     compensation.

 3.  NATIONAL DENTEX CORP.                            4%
     Dental laboratories.

 4.  RESOURCES CONNECTION, INC.                       4%
     Project-by-project staffing of
     professionals for business.

 5.  AMERICAN HEALTHWAYS, INC.                        3%
     Health care services for diabetics.

 6.  YOUNG INNOVATIONS, INC.                          3%
     Disposable products for dental
     professionals.

 7.  AMSURG CORP., CLASS B                            2%
     Outpatient surgery centers.

 8.  AMSURG CORP., CLASS A                            2%
     Outpatient surgery centers.

 9.  KNIGHT TRANSPORTATION, INC.                      2%
     Long haul trucking and
     logistic services.

10.  THE MEN'S WEARHOUSE, INC.                        2%
     Men's discount clothing retailer.

WASATCH SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------------------
MARCH 31, 2001

(PHOTO)
JEFF CARDON, CFA--LEAD MANAGER

   The Small Cap Growth Fund seeks long term growth of capital through investments in growing companies with market capitalizations of less than $1.5 billion at the time of purchase. The Fund is best suited for long term investors who can tolerate the greater risks and volatility that are inherent with investments in small company stocks.

SIX MONTH REVIEW
----------------

   For the six months ended March 31, 2001, the return of the Small Cap Growth Fund reflected market and economic conditions that were largely unfavorable for investing. The Fund's loss of 13.47% was in line with the 12.96% loss of the Russell 2000 Index, a widely recognized measure for the performance of small company stocks. Over longer periods the Fund has significantly outpaced the Russell 2000. For the 12 months ended March 31, 2001, the Fund gained 2.52% compared to the Russell 2000's loss of 15.33%. The average annual total return of the Fund was 14.64% over five years and 15.11% over 10 years, while the Russell 2000 returned just 7.76% over five years and 11.80% over 10 years.
   The Fund's long term results were achieved by following a disciplined process for investing in growing companies at prices we believe are rational.
   In the past six months, we have not wavered from our investment discipline. Overall, the Fund holds companies that we believe are high quality with excellent long term business outlooks and growth prospects. However, declining stock prices, a weakening economy and rising energy costs have contributed to a tough environment for businesses. These factors caused us to lower our earnings growth projections for the balance of 2001.
   The prices of technology stocks declined significantly in the past six months. The technology sector was the biggest contributor to the Fund's negative performance as most holdings suffered stock price declines. One exception was PEC Solutions, Inc. a relatively new holding that provides professional technology services.
   Health care has been a strong performing sector for the Fund but was down slightly in the past six months. However, most of the Fund's significant positions continued to increase in value. These included: AmSurg Corp., a manager of outpatient surgery centers; AmeriPath, Inc. a provider of anatomic pathology services; Express Scripts, Inc., Class A, a pharmacy benefits manager; and ICU Medical, Inc., a maker of disposable connectors for intravenous therapy. The stock price of Orthodontic Centers of America, Inc., a provider of practice management services to orthodontists, suffered as the stock came under attack by short sellers. We believe the issues raised by the short sellers will be quickly resolved and we continue to hold the stock.
   The Fund's consumer discretionary sector is typically split into two groups--

WASATCH SMALL CAP GROWTH FUND-PORTFOLIO SUMMARY
-----------------------------------------------

retail and business services. These stocks have performed poorly over the past six months and kept this sector from making a positive contribution to performance. We sold a number of holdings that reported earnings growth below our expectations because we believe they may not easily recover.
   The auto and transportation sector offset some of the weakness in other sectors with strong stock price performance from several trucking companies.
   The financial services and utilities sectors were down but did not significantly detract from performance due to their low weighting in the Fund. We sold Powertel, Inc., a provider of services for wireless telecom, and locked in profits prior to the company's acquisition by Deutsche Telekom/VoiceStream.

OUTLOOK
-------

   Throughout this period where lower growth may be the norm, we will continue to pursue the Fund's strategies focusing on the quality and long term growth potential of the companies in which we invest.
   We believe this will allow us to hold companies that will not only weather the downturn but will grow to be much bigger and stronger in the years to come.
   Whether you are a Fund manager or a shareholder, we believe that maintaining a long term focus is an important key to successful investing. We remain a committed partner in your efforts to achieve long term investment objectives and want to thank you for putting your trust in us.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2001)
---------------------------------------------------

                                       1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
WASATCH SMALL CAP GROWTH FUND           2.52%        14.64%        15.11%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

 1.  AMERIPATH, INC.                                5%
     Anatomic pathology services.

 2.  ORTHODONTIC CENTERS
     OF AMERICA, INC.                               4%
     Practice management for
     orthodontists.

 3.  MICROCHIP TECHNOLOGY, INC.                     4%
     Proprietary chip manufacturer.

 4.  O'REILLY AUTOMOTIVE, INC.                      4%
     Automotive parts retailer/distributor.

 5.  EXPRESS SCRIPTS, INC., CLASS A                 3%
     Pharmacy benefits manager.

 6.  ICU MEDICAL, INC.                              3%
     Disposable connectors for intravenous therapy.

 7.  KNIGHT TRANSPORTATION, INC.                    2%
     Long haul trucking and
     logistic services.

 8.  CABOT MICROELECTRONICS CORP.                   2%
     Supplier of chemicals to the
     semiconductor industry.

 9.  AMSURG CORP., CLASS A                          2%
     Outpatient surgery centers.

10.  TECHNE CORP.                                   2%
     Complex, disposable research kits
     for biotechnology.

WASATCH CORE GROWTH FUND-PORTFOLIO SUMMARY
------------------------------------------
MARCH 31, 2001

(PHOTO)
SAMUEL S. STEWART, JR., PHD, CFA--LEAD MANAGER. JB TAYLOR--CO-MANAGER

   The Fund seeks long term growth of capital through investments in stable companies that we believe are high quality and have the potential to grow steadily for long periods of time. In addition, we seek to invest in these companies at reasonable prices. The Core Growth Fund is the most conservative of all the Wasatch Equity Funds. However, the Fund will experience volatility and is best suited for long term investors.

SIX MONTH REVIEW
----------------

   To protect the interests of existing shareholders, the Wasatch Core Growth Fund recently closed to new investors. In a challenging environment of generally declining stock prices, rising energy costs and a weakening economy over the past six months the Core Growth Fund gained 12.49%, while the Russell 2000 Index, a widely used measure for the performance of small company stocks, lost 12.96%.
   The Fund's outperformance can be explained primarily by two factors. First, we invested in companies that have produced consistent earnings growth and have the potential to sustain earnings growth over the long term. Second, we were careful not to overpay for stocks.
   Compared to the Russell 2000, the Fund is underweighted in the technology sector. However, we have slightly increased our weighting in technology as prices of some better quality technology companies came down to reasonable levels. In the past six months, this sector was down 10% in the Russell 2000 but basically flat in the Fund. CSG Systems International, Inc., a provider of software and professional services to businesses in the data and telecommunications markets, was a big contributor with a stock price increase of 42%. Performance was also helped by our sale of Dallas Semiconductor Corp.
which is being acquired by Maxim.
   The Russell 2000's health care sector was down 4% but the Fund's health care holdings were up 10% led by strong price performance from two stocks. Lincare Holdings Inc., a provider of in-home respiratory therapy services, was up 84% and Pediatrix Medical Group, Inc., a national network of neonatalogists, was up 72%. On the other hand, performance was hurt by Orthodontic Centers of America, Inc., a provider of practice management for orthodontists. The company's stock price dropped 33% as it came under attack by short sellers.
   The Fund's consumer discretionary sector was up 4% and did just slightly better than the Russell 2000. The Fund's largest holding, Rent-A-Center, Inc., a rent-to-own store operator, enjoyed stock price appreciation of 32%. O'Reilly Automotive, Inc., an automotive parts retailer/distributor, was also a strong performer with a stock price increase of 36%. The Men's Wearhouse, Inc., a men's discount clothing retailer, suffered a decline of 24%. We reduced our position in On

WASATCH CORE GROWTH FUND-PORTFOLIO SUMMARY
------------------------------------------

Assignment, Inc. due to news that the chief executive officer was retiring. This news caused the company's stock to decline 33%. We are excited about a new holding. Resources Connection, Inc. provides business professionals on a project-by-project basis to its clients.
   The financial services sector of the Russell 2000 was up 1.6% but down 2.3% in the Fund primarily due to declines in the stock prices of United Rentals, Inc., a heavy equipment rental company, and Metris Companies Inc., a direct marketer of consumer credit products. Both companies continue to meet our quality and growth standards.
   Over the past six months, the average earnings growth reported by the Fund's holdings has been strong at above 20%. Taking into account the economic environment and tougher business climate, we expect earnings growth to be lower over the next two quarters. However, this is reflected in more attractive stock prices for those companies most affected.

OUTLOOK
-------

   We will continue pursue our strategies that are grounded in tried and tested investment principles. First, we will seek to invest in companies that we believe are stable, of high quality and have the potential to produce consistent long term growth. Second, we will strive to invest at reasonable prices.
   We believe that disciplined pursuit of these strategies will allow the Core Growth Fund to be an important part of your long term investment plan.

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2001)
---------------------------------------------------

                                       1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
WASATCH CORE GROWTH FUND               40.70%        18.00%        16.71%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

 1.  RENT-A-CENTER, INC.                     8%
     Rent-to-own store operator.

 2.  AMERICREDIT CORP.                       8%
     Sub prime automobile lender.

 3.  ORTHODONTIC CENTERS OF
     AMERICA, INC.                           7%
     Practice management for orthodontists.

 4.  UNITED RENTALS, INC.                    6%
     Mid to heavy equipment rentals.

 5.  MICROCHIP TECHNOLOGY, INC.              4%
     Proprietary chip manufacturer.

 6.  O'REILLY AUTOMOTIVE, INC.               4%
     Automotive parts retailer/distributor.

 7.  LINCARE HOLDINGS INC.                   4%
     In-home respiratory therapy services.

 8.  PEDIATRIX MEDICAL GROUP INC.            4%
     National network of neonatalogists.

 9.  METRIS COMPANIES INC.                   3%
     Direct marketer of consumer
     credit products.

10.  RENAL CARE GROUP, INC.                  3%
     Dialysis services to patients with
     chronic kidney failure.

WASATCH SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------
MARCH 31, 2001

(PHOTO)
JIM LARKINS, MBA--CO-MANAGER WITH ROBERT GARDINER, CFA AND SAM STEWART, PHD, CFA

   The Small Cap Value Fund seeks long term growth of capital through investments in companies with market capitalizations of less than $1.5 billion whose stocks are selling at a substantial discount to what we believe is the company's underlying value. The Fund is designed for long term investors who have assessed their tolerance for risk and volatility.

SIX MONTH REVIEW
----------------

   Value stocks performed better than growth stocks in the last six months. The investment environment was typified by declining stock prices, rising energy costs and a weakening economy. Many former "growth" companies have become what we call "fallen angels," providing a fertile investment ground for the Wasatch Small Cap Value Fund.
   In the six months ended March 31, 2001, the Small Cap Value Fund passed the important three year milestone. The Fund's average annual three year return was 18.39% while the return of the Russell 2000 Value Index, a widely recognized measure for the performance of value-oriented small company stocks, was just 1.80%.
   For the six months ended March 31st, the Small Cap Value Fund's return of 6.11% was a little below the Russell 2000 Value's return of 9.16%. Over the past 12 months, the Fund has returned 20.92% compared to the Russell 2000 Value's return of 19.45%.
   Numerous sectors contributed to the Fund's positive six month return. One of these was the health care sector where we have significantly reduced the Fund's weighting. Strong stock prices caused us to trim or sell many of our holdings as they reached or exceeded our estimation of fair market value. This was the reason for the sale of AmSurg Corp., a manager of outpatient surgery centers, and Renal Care Group, Inc., a provider of dialysis services for patients with chronic kidney failure. We trimmed top health care performers--AmeriPath, a provider of anatomic pathology services, and American Healthways, Inc., a provider of health care services to diabetics.
   The consumer discretionary sector of the Fund consists primarily of retail and business services companies. This sector was negative to performance in the fourth quarter of 2000, but made a significant positive contribution in the first quarter of 2001 led by Rent-A-Center, Inc., an operator of rent-to-own stores, Maxwell Shoe Company Inc., a designer of footwear for women and children, and RemedyTemp, Inc., a temporary staffing agency.
   The Fund ended the six month period with an increased weighting in the financial services sector. Stock price declines presented opportunities to increase our position in companies at prices well below what we see as their inherent value. We are particularly excited about the long term business outlooks of MicroFinancial Inc., a firm that leases or rents equipment to small businesses, and Allied Capital Corpora-

WASATCH SMALL CAP VALUE FUND-PORTFOLIO SUMMARY
----------------------------------------------

tion, a firm that provides loans and investment capital to growing businesses.
   Results were mixed in the Fund's technology sector. In general, we trimmed stocks that rose and increased our position in stocks that declined if we felt confident in the prospects of the companies. Two holdings are no longer in the Fund. Active Voice Corp. was acquired at a nice premium by Cisco and we sold Zebra Technologies Corp. when the stock price exceeded what we believe is the company's earnings power.

   Other less heavily weighted sectors made positive contributions to performance. Worth noting from the producer durables sector are Crossman Communities, Inc., a home builder, and HEICO Corp., a manufacturer of jet engine parts. Knight Transportation, Inc. and USA Truck, Inc. were strong performers in the transportation industry.

OUTLOOK
-------

   The declining stock market and weakening economy has created numerous "fallen angels." These are companies with a history of profitable growth that have stumbled over what we believe may be short term issues such as reporting earnings that were below expectations. Going forward, we expect "fallen angels" to be a key part of our investment strategy because we think they have outstanding potential to be rewarded with rising stock prices when they overcome the short term issues they face.

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2001)
---------------------------------------------------

                                       1 YEAR      5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
WASATCH SMALL CAP VALUE FUND           20.92%        N/A           22.22%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.
*Inception: December 17, 1997.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

 1.  UNITED RENTALS, INC.                    3%
     Mid to heavy equipment rentals.

 2.  MICROFINANCIALINC.                      3%
     Equipment leasing and rentals
     to small businesses.

 3.  AMERICREDIT CORP.                       3%
     Sub prime automobile lender.

 4.  THE MEN'S WEARHOUSE, INC.               3%
     Men's discount clothing retailer.

 5.  METRIS COMPANIES INC.                   3%
     Direct marketer of consumer
     credit products.

 6.  HEICO CORP., CLASS A                    3%
     Jet engine parts manufacturer.

 7.  ORTHODONTIC CENTERS
     OF AMERICA, INC.                        3%
     Practice management for
     orthodontists.

 8.  AMERIPATH, INC.                         2%
     Anatomic pathology services.

 9.  HEALTH CARE PROPERTY
     INVESTORS, INC.                         2%
     Health care REIT.

10.  RENT-A-CENTER, INC.                     2%
     Rent-to-own store operator.

WASATCH ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------
MARCH 31, 2001

(PHOTO)
KAREY BARKER, CFA--LEAD MANAGER
AJAY KRISHNAN, CFA--CO-MANAGER

   The Ultra Growth Fund seeks to invest in rapidly growing companies in fast growing sectors of the economy. It pursues an aggressive investment strategy designed for long term investors who can tolerate greater risks and volatility.

SIX MONTH REVIEW
----------------

   The Wasatch Ultra Growth Fund's strategy of investing in rapidly growing companies means the Fund typically has large positions in the dynamic technology and health care sectors. Technology and technology-related stocks hurt the Fund's performance in the six months ended March 31, 2001 and the Fund lost 20.15%. The Fund's benchmark, the Russell 2000 Index, a widely used measure for the performance of small company stocks, was down 12.96%. The Nasdaq Composite Index, a good reflection of the performance of technology stocks declined 49.82%.
   Throughout 1999 and 2000, the challenge of investing the Fund's assets was to find companies that met our strict growth and quality criteria without violating our commitment to pay rational prices for stocks. Finding rationally priced stocks was particularly difficult in the technology sector.
   Adhering to our quality, growth and value disciplines in 1999 and 2000 meant the Fund had a lower weighting in the technology sector than its historical average. We were more heavily weighted in the health care sector where we had better success finding companies that met our criteria.
    In the past six months the Fund's health care holdings made a strong positive contribution to performance. Several long time holdings were up substantially. Pediatrix Medical Group, Inc., a national network of neonatalogists, was up 72%, AmSurg Corp., a manager of outpatient surgery centers, was up 44% and the Fund's largest holding AmeriPath, Inc., a provider of anatomic pathology services, was up 42%. We continue to find exciting, fast growing companies with rationally priced stocks in the health care sector.
   Although technology stock prices declined significantly in 2000 they still seemed expensive to us. Then, as prices reached more rational levels in the first quarter of 2001, we began to increase our weighting in the technology sector. Unfortunately, technology stocks fell even further. Widespread stock price declines combined with our growing weighting in technology affected the Fund's six month results. Despite current business concerns, we believe the technology sector will be an excellent place to find fast growing companies.
   As technology stock prices came down, we sold holdings in other sectors that are typically not as dynamic in order to invest in companies we believe can grow much faster.
   In addition, stocks in other sectors, particularly in the consumer discretionary sector, tended to be technology-related and performed poorly.
An example was Wireless Facilities, Inc. As a provider of services to the wireless

WASATCH ULTRA GROWTH FUND-PORTFOLIO SUMMARY
-------------------------------------------

telecommunications industry, Wireless Facilities is considered a commercial services company but ties to a technology industry caused its stock price to decline.
   We continue to have faith in the long term business outlooks and growth prospects of the companies in which we have invested. In fact, companies' reported earnings growth generally exceeded our expectations over the past six months.

OUTLOOK
-------
   In the short term, we anticipate the forces at work in the stock market and the economy to affect some companies held by the Fund. As a result, we are more cautious about our earnings growth expectations for the next two quarters.
   While the market has discounted a lot of bad news, some stocks, particularly in the technology sector, are still priced above historical valuations. This means prices may have farther to fall. We believe technology is a strong growth sector and view any further declines as an opportunity to reposition the Fund for an eventual rebound in technology stocks.
   We believe that if we continue to focus on investing in fast growing companies at rational prices, the Ultra Growth Fund will be well positioned to help you achieve your long term investment objectives.

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2001)
---------------------------------------------------

                                       1 YEAR      5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
WASATCH ULTRA GROWTH FUND              -1.65%       8.82%          12.80%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.
*Inception: August 16, 1992.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
--------------------

 1.  PEDIATRIX MEDICAL GROUP INC.              6%
     National network of neonatalogists.

 2.  AMERIPATH, INC.                           6%
     Anatomic pathology services.

 3.  SHIRE PHARMACEUTICALS GROUP               5%
     Pharmaceutical development & sales.

 4.  AMSURG CORP., CLASS B                     4%
     Outpatient surgery centers.

 5.  COGNIZANT TECHNOLOGY
     SOLUTIONS CORP.                           4%
     Professional technology services.

 6.  EXPRESS SCRIPTS INC., CLASS A             4%
     Pharmacy benefits manager.

 7.  ACCREDO HEALTH, INC.                      3%
     Pharmacy distribution services.

 8.  PEC SOLUTIONS, INC.                        3%
     Professional technology services.

 9.  DDI CORP.                                 3%
     Manufacturing services.

10.  CAREER EDUCATION CORP.                    3%
     Schools for postsecondary education.

WASATCH GLOBAL TECHNOLOGY FUND-PORTFOLIO SUMMARY
------------------------------------------------
MARCH 31, 2001

(PHOTO)
AJAY KRISHNAN, CFA--CO-MANAGER WITH KAREY BARKER, CFA

   The Global Technology Fund seeks long term growth of capital by investing primarily in technology companies based in at least three countries including the United States. The Fund is designed for aggressive long term investors willing to accept greater risk for the potential of higher returns.

REVIEW
------

   The Wasatch Global Technology Fund was launched on December 19, 2000 during a difficult market in technology stocks. Challenging market and economic conditions resulted in the Fund being down 20.1% since inception through March 31, 2001. This decline was comparable to indicators of the performance of technology stocks. During the same period, the Russell 2000 Technology Index was down 30.1% and the Nasdaq Composite Index was down 29.9%.
   Given the difficult environment, we have moved slowly to invest the Fund's assets. Current business conditions have put pressure on many technology companies and we feel it is particularly important to carefully assess the business prospects and growth outlooks of the companies we consider for the Fund. At March 31, 2001, 29% of the Fund's $4.2 million in assets remained in cash. We expect the cash position to decrease as opportunities are presented to invest in companies that we believe will be high quality additions to the Fund.
   There are many reasons to be excited about the prospects for technology companies particularly at the global level. Although present business conditions are challenging, stocks are much more attractively priced than they have been in several years. In fact, we think there are far better opportunities to invest in technology stocks now than when the market reached its peak a year ago.
   We can't predict how long negative investor sentiment will hold back the prices of technology stocks. However, we feel this environment will present some excellent opportunities to invest at rational prices. We look for these investments to provide a strong foundation upon which to build the Fund's long term track record.

OUTLOOK
-------

   We're excited about the prospects of the Global Technology Fund. There are many places around the world where businesses and consumers are just starting to spend heavily on technology.
   As global spending on technology increases, technology companies in the U.S. and abroad will have excellent growth potential. The Fund has the latitude to invest in the best technology companies wherever they exist in the world.
   As technology stocks and the U.S. economy emerge from this downturn, we believe the technology companies

WASATCH GLOBAL TECHNOLOGY FUND-PORTFOLIO SUMMARY
------------------------------------------------

held by the Global Technology Fund have the potential to be a powerful force in your long term investment plan.
   We appreciate your investment in the Wasatch Global Technology Fund. We look forward to investing your assets over the months and years to come.

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2001)
---------------------------------------------------

                                       1 YEAR      5 YEARS     SINCE INCEPTION*
--------------------------------------------------------------------------------
WASATCH GLOBAL TECHNOLOGY FUND           --          --            -20.10%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.
*Inception: December 19, 2000. Not annualized.

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS*
---------------------

 1.  COGNIZANT TECHNOLOGY
     SOLUTIONS CORP.                           5%
     Professional technology services.

 2.  PEC SOLUTIONS, INC.                        4%
     Professional technology services.

 3.  SHIRE PHARMACEUTICALS GROUP               4%
     Pharmaceutical development & sales.
     (United Kingdom)

 4.  CABOT MICROELECTRONICS CORP.              4%
     Supplier of chemicals to the
     semiconductor industry.

 5.  DDI CORP.                                 4%
     Manufacturing services.

 6.  ACCREDO HEALTH, INC.                      3%
     Pharmacy distribution services.

 7.  VITESSE SEMICONDUCTOR CORP.               3%
     Integrated circuits for
     telecommunications.

 8.  MICREL, INC.                              3%
     Analog semiconductors.

 9.  AMERIPATH, INC.                           3%
     Anatomic pathology services.

10.  PEREGRINE SYSTEMS, INC.                   2%
     Corporate management software.

*Unless otherwise noted, companies are considered to be United States' companies. Companies denoted as foreign may include companies headquartered, incorporated, doing a majority of business, having substantial revenues or the majority of employees in a country other than the United States.

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------
MARCH 31, 2001

(PHOTO)
VAN R. HOISINGTON--LEAD MANAGER

   The U.S. Treasury Fund seeks to provide a rate of return that exceeds the rate of inflation over a business cycle by investing in U.S. Treasury securities with an emphasis on both income and capital appreciation.

SIX MONTH REVIEW
----------------

   For the six months ended March 31, 2001, the Wasatch-Hoisington U.S. Treasury Fund produced outstanding results, with a total return of 8.19%. This exceeded the Lehman Bros. Aggregate Bond Index's return by 0.82%. The 30-year Treasury bond yield dropped from 5.88% at the end of September to 5.46% at the end of March.
   Over the last six months, the Fund's assets were positioned in long term U.S. Treasury bonds. These bonds benefited from a downturn in economic activity and indications that the inflation rate will continue to move downward. The gain achieved by the Fund occurred before the Federal Reserve Board (Fed) began reducing short-term interest rates in early January, for a total of 2% this year. The Treasury bond market's lack of a positive response to the Fed's actions reflects a belief among bond investors that the economy will recover significantly in the last two quarters of 2001.

OUTLOOK
-------

    We believe the recovery will take longer. As the spring began, U.S. economic conditions continued to deteriorate. Indicators such as earnings, business sales, employment, stock prices, commodity prices, consumer confidence, new orders, industrial production and exports are clearly declining.
   The question for investors is not whether the economy is weakening, but whether the Fed's moves will lead to vigorous growth later this year or early next year. The answer to this question is imprecise, but we believe the Fed's stringent monetary course will extend the downturn and delay the recovery.
   In the first quarter, M2 and M3* money supply grew at nearly the highest rates in 20 years. Normally, such growth would suggest that the Fed is injecting a great deal of liquidity into the markets and it would be only a matter of time before the economy surges. Some economists believe that, at the margin, liquidity moves quickly into stock prices. The fact that stock indexes were down sharply in the first quarter suggests something may be amiss in that interpretation of M2 and M3 growth. The monetary base or high-powered money is comprised of bank reserves and currency. Over the past six months the base has risen a mere 1.6%. This weakness indicates that M2 and M3 growth reflects transfers into money market mutual funds (a component of M2 and M3) as investors have liquidated equities (not included in the money supply). With a true increase in money, the base would not be registering the weakest growth in four decades.
   Banks dramatically tightened lending standards, indicating that credit is not

WASATCH-HOISINGTON U.S. TREASURY FUND-PORTFOLIO SUMMARY
-------------------------------------------------------

readily available. This leads us to believe the Fed is not providing enough liquidity to arrest the downturn. This, and other factors, will help extend the period of sub-par growth well into 2002.
   Consumer installment debt as a percentage of disposable personal income recently hit an all time record. At the same time, the savings rate fell to -1.3%, down from 5.1% five years earlier and the lowest since 1933. Consumers have overspent, failed to save adequately, and are overextended with debt. As they seek to restore savings and repay debt, spending may be restrained for years to come.
   Lower consumer spending is likely to impede corporate efforts to reduce over capacity and debt. The use of manufacturing capacity, which recently was the lowest since 1991, will fall further. More idle plant capacity will further erode corporate profits. Unless corporations cut costs sharply and quickly, they will not be able to reduce record debt levels. With activity weakening in most major foreign economies, corporations will face even tougher foreign competition.
   It is tempting to view the current slowdown as a brief inventory cycle similar to 1993, 1995 and 1998, all of which were quickly reversed. We believe the current recession will be prolonged past 2001, resulting in a price-cutting environment that could ultimately culminate in deflationary conditions. Since Treasury bond yields tend to move proportionately with inflation, the lower price environment may reward holders of long dated Treasury securities.

*M2 money supply is classified as overnight repurchase agreements issued by commercial banks, overnight Eurodollars, savings accounts, time deposits under $100,000 and money market mutual fund shares. M3 money supply is classified as time deposits over $100,000 and term repurchase agreements.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (as of March 31, 2001)
---------------------------------------------------

                                       1 YEAR        5 YEARS      10 YEARS
--------------------------------------------------------------------------------
WASATCH-HOISINGTON U.S. TREASURY FUND  11.15%         8.84%         7.79%
--------------------------------------------------------------------------------

Past performance is not necessarily indicative of future results. Within a long term investment time frame share prices will fluctuate. Shareholders' capital will grow more at some times, less at other times or it may decline. For more complete information including charges and expenses read the prospectus carefully.

--------------------------------------------------------------------------------

HOLDINGS/MATURITY DATE
----------------------

 1.  U.S. TREASURY BOND          22%
     11/15/2024

 2.  U.S. TREASURY BOND          11%
     8/15/2027

 3.  U.S. TREASURY BOND          11%
     11/15/2027

 4.  U.S. TREASURY BOND          10%
     2/15/2031

 5.  U.S. TREASURY BOND          10%
     11/15/2026

 6.  U.S. TREASURY BOND           7%
     2/15/2027

 7.  U.S. TREASURY BOND           6%
     11/15/2021

 8.  U.S. TREASURY BOND           5%
     8/15/2025

 9.  U.S. TREASURY BOND           4%
     8/15/2028

10.  U.S. TREASURY STRIP          4%
     8/15/2025

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------

             COMMON STOCKS AND PREFERRED STOCKS 84.8%
--------------------------------------------------------------------------------

             BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.8%
     60,000  Ciphergen Biosystems, Inc.*                          $   266,250
     91,300  Embrex, Inc.*                                          1,084,187
     82,000  InKine Pharmaceutical Company, Inc.*                     438,192
      7,300  Myriad Genetics, Inc.*                                   296,106
                                                               --------------
                                                                    2,084,735
                                                               --------------

             CHEMICALS 2.1%
    122,300  Cabot Microelectronics Company*                        5,381,200
                                                               --------------

             COMMERCIAL INFORMATION SERVICES 1.1%
     76,400  F.Y.I. Inc.*                                           2,554,625
     35,200  QRS Corporation*                                         299,200
                                                               --------------
                                                                    2,853,825
                                                               --------------
             COMMUNICATIONS TECHNOLOGY 2.2%
    110,500  ACT Teleconferencing, Inc.*                              745,875
    165,000  Catapult Communications Corporation*                   4,207,500
     16,900  Computer Network Technology Corporation*                  81,331
    100,000  Fargo Electronics*                                       209,380
     47,965  Metro-Optix, Inc.*+                                      439,839
                                                               --------------
                                                                    5,683,925
                                                               --------------
             COMPUTER SERVICES SOFTWARE AND SYSTEMS 3.1%
    41,500   Aspen Technologies, Inc.*                                990,813
   144,750   Aware, Inc.*                                           1,393,219
    19,000   Bottomline Technologies, Inc.*                           138,345
    11,600   Cognizant Technology Solutions Corp.*                    348,725
     2,575   OPNET Technologies, Inc.*                                 40,556
   500,000   PEC Solutions, Inc.*                                   4,750,000
    40,500   RWD Technologies, Inc.*                                  146,812
                                                               --------------
                                                                    7,808,470
                                                               --------------

             COMPUTER TECHNOLOGY 0.5%
    86,050   Lantronix, Inc.*                                         432,943
    88,400   Verisity Ltd.*                                           745,875
                                                               --------------
                                                                    1,178,818
                                                               --------------

             DRUGS AND PHARMACEUTICALS 1.0%
    20,000   Atrix Laboratories, Inc.*                                275,000
    90,775   Novavax, Inc.*                                           708,045
    94,200   Salix Pharmaceuticals Ltd.*                            1,413,000
                                                               --------------
                                                                    2,396,045
                                                               --------------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             ELECTRICAL EQUIPMENT AND COMPONENTS 1.1%
    363,000  PCD Inc.*                                           $  2,677,125
                                                               --------------

             ELECTRONICS 1.0%
    202,050  Supertex, Inc.*                                        2,550,881
                                                               --------------

             ELECTRONICS--MEDICAL SYSTEMS 0.3%
    168,100  IRIDEX Corporation*                                      719,687
                                                               --------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 6.4%
    119,750  ASAT Holdings Ltd. ADR*                                  479,000
     56,200  Cree, Inc.*                                              841,314
    187,675  Integrated Circuit Systems, Inc.*                      2,858,800
    103,537  Microchip Technology, Inc.*                            2,620,780
    343,500  O2Micro International Limited*                         2,018,062
    246,175  Pericom Semiconductor Corporation*                     3,169,503
    117,300  PLX Technology, Inc.*                                    516,859
    371,900  PSi Technologies Holdings, Inc.*                       2,556,813
    158,000  QuickLogic Corporation*                                  878,875
     20,300  Virage Logic Corporation*                                242,331
                                                               --------------
                                                                   16,182,337
                                                               --------------

             FINANCE COMPANIES 2.2%
    854,275  World Acceptance Corp.*                                5,715,100
                                                               --------------

             FINANCIAL INFORMATION SERVICES 0.5%
     45,000  FactSet Research Systems Inc.                          1,359,000
                                                               --------------

             FINANCIAL--MISCELLANEOUS 0.7%
    377,600  First Cash Financial Services, Inc.*                   1,876,219
                                                               --------------

             FOOD 0.2%
     20,000  Monterey Pasta Company*                                  138,438
     77,000  YOCREAM International, Inc.*                             246,639
                                                               --------------
                                                                      385,077
                                                               --------------

             HEALTH CARE FACILITIES 3.4%
    434,500  American Healthways, Inc.*                             7,522,281
     39,875  Renal Care Group, Inc.*                                1,069,447
                                                               --------------
                                                                    8,591,728
                                                               --------------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             HEALTH CARE MANAGEMENT SERVICES 13.2%
   276,100   AmeriPath, Inc.*                                    $  5,677,306
   322,900   AmSurg Corp., Class A*                                 6,155,281
   319,375   AmSurg Corp., Class B*                                 6,167,930
   338,000   CorVel Corp.*                                         11,956,750
    57,000   Mid Atlantic Medical Services, Inc.*                   1,157,100
   464,700   OrthAlliance, Inc.*                                      958,444
    79,200   Orthodontic Centers of America, Inc.*                  1,623,600
                                                               --------------
                                                                   33,696,411
                                                               --------------

             HOME BUILDING 0.5%
     46,700  Crossman Communities, Inc.*                            1,217,119
                                                               --------------

             LEISURE TIME 1.6%
    126,000  SCP Pool Corporation*                                  4,095,000
                                                               --------------

             MACHINERY--OIL WELL EQUIPMENT AND SERVICES 0.5%
     69,150  Gulf Island Fabrication, Inc.*                         1,313,850
                                                               --------------

             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 12.0%
     25,000  Align Technology, Inc.*                                  181,250
    402,800  ICU Medical, Inc.*                                    14,098,000
      1,200  IOMED, Inc.*                                               5,688
    405,875  National Dentex Corp.*                                 8,954,617
     11,000  Techne Corp.*                                            287,375
    336,000  Young Innovations, Inc.*                               6,888,000
                                                               --------------
                                                                   30,414,930
                                                               --------------

             MEDICAL SERVICES 1.4%
     38,400  Exactech, Inc.*                                          652,800
     31,000  RehabCare Group, Inc.*                                 1,277,200
    125,225  U.S. Physical Therapy, Inc.*                           1,627,925
                                                               --------------
                                                                    3,557,925
                                                               --------------

             MISCELLANEOUS MATERIALS AND COMMODITIES 0.2%
     37,900  Symyx Technologies*                                      478,487
                                                               --------------

             PAPER 0.4%
    258,400  Concert Industries Ltd.*                               1,033,858
                                                               --------------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             RENTAL AND LEASING SERVICES--COMMERCIAL 0.3%
     72,000  MicroFinancial Incorporated                         $    806,400
                                                               --------------

             RENTAL AND LEASING SERVICES--CONSUMER 0.7%
    337,000  Rainbow Rentals, Inc.*                                 1,663,938
                                                               --------------

             RESTAURANTS 0.5%
     56,000  O'Charley's Inc.*                                      1,172,500
                                                               --------------

             RETAIL 13.3%
    174,099  99 Cents Only Stores*                                  4,023,428
    101,400  Cato Corporation (The)                                 1,527,338
     41,000  Children's Place Retail Stores, Inc. (The)*              984,000
     63,100  Cost Plus, Inc.*                                       1,455,244
     55,900  Factory 2-U Stores Inc.*                               1,526,769
    245,600  Global Imaging Systems, Inc.*                          1,381,500
     82,400  Guitar Center, Inc.*                                   1,452,300
   165,200   Hibbett Sporting Goods, Inc.*                          4,625,600
     35,500  Linens 'n Things, Inc.*                                  976,250
     67,000  MarineMax, Inc.*                                         518,580
   271,553   Men's Wearhouse, Inc. (The)*                           5,860,114
   272,100   O'Reilly Automotive, Inc.*                             5,424,994
    188,500  Too Inc.*                                              3,532,490
    170,400  Travis Boats & Motors, Inc.*                             575,100
                                                               --------------
                                                                   33,863,707
                                                               --------------

             SERVICES--COMMERCIAL 6.4%
    296,100  Charles River Associates Incorporated*                 3,072,038
    111,100  Legal Research Center, Inc.*                             218,734
    153,400  On Assignment, Inc.*                                   3,202,225
     81,000  RemedyTemp, Inc.*                                        941,625
    403,600  Resources Connection, Inc.*                            8,929,650
                                                               --------------
                                                                   16,364,272
                                                               --------------

             SHOES 1.4%
     68,200  Finish Line, Inc. (The)*                                 443,300
    203,300  Maxwell Shoe Company Inc.*                             3,163,856
                                                               --------------
                                                                    3,607,156
                                                               --------------

             TRANSPORTATION--MISCELLANEOUS 0.8%
   186,800   Aramex International Limited*                          2,124,850
                                                               --------------

MICRO CAP FUND-SCHEDULE OF INVESTMENTS
--------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             TRUCKERS 4.3%
     27,000  Forward Air Corporation*                         $       882,562
    104,700  Heartland Express, Inc.*                               2,643,675
    248,300  Knight Transportation, Inc.*                           6,052,312
    161,700  USA Truck, Inc.*                                       1,253,175
                                                               --------------
                                                                   10,831,724
                                                               --------------

             WHOLESALERS 0.7%
    239,400  Daisytek International Corp.*                          1,870,313
                                                               --------------



             TOTAL COMMON AND
                  PREFERRED STOCKS (COST $177,252,885)            215,556,612
                                                               --------------




   PRINCIPAL
    AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 16.2%
             ----------------------------

             (Variable Rate Demand Deposits)

$41,176,842  UMB Bank Money Market Fiduciary                   $   41,176,842
                                                               --------------

             TOTAL SHORT-TERM INVESTMENTS (COST $41,176,842)       41,176,842
                                                               --------------


             TOTAL INVESTMENTS (COST $218,429,727) 101.0%         256,733,454


             LIABILITIES LESS OTHER ASSETS (1.0)%                 (2,430,034)
                                                               --------------


             NET ASSETS 100.0%                                   $254,303,420
                                                               ==============


             *Non-income producing
             +Preferred stock purchased in a private placement transaction;
              resale to the public may require registration or sale only to qualified institutional buyers. This security is valued at its fair value under procedures approved by the Board of Directors. At March 31, 2001, this security amounted to 0.2% of net assets.

              See notes to financial statements.

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS 78.8%
             ---------------------------------

             AEROSPACE 0.3%
     17,800  HEICO Corporation                                    $   273,230
     43,140  HEICO Corporation, Class A                               571,605
                                                               --------------
                                                                      844,835
                                                               --------------

             AIR TRANSPORT 0.8%
     48,490  Expeditors International of Washington, Inc.           2,445,714
                                                               --------------


             BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.8%
     60,875  ArthroCare Corporation*                                  852,250
    209,400  Ciphergen Biosystems, Inc.*                              929,213
    284,375  InKine Pharmaceutical Company, Inc.*                   1,519,643
    120,725  Myriad Genetics, Inc.*                                 4,896,908
                                                               --------------
                                                                    8,198,014
                                                               --------------

             CHEMICALS 2.4%
    157,175  Cabot Microelectronics Corporation*                    6,915,700
                                                               --------------

             COMMERCIAL INFORMATION SERVICES 0.8%
     70,000  F.Y.I. Inc.*                                           2,340,625
                                                               --------------

             COMMUNICATIONS TECHNOLOGY 1.1%
    139,672  Computer Network Technology Corporation*               1,553,851
     35,425  F5 Networks Inc.                                         189,304
    152,675  Metro-Optix, Inc.*+                                    1,400,030
                                                               --------------
                                                                    3,143,185
                                                               --------------

             COMPUTER SERVICES SOFTWARE AND SYSTEMS 2.9%
    122,075  Aware, Inc.*                                           1,174,972
    108,600  Bottomline Technologies, Inc.*                           790,749
     22,200  Chordiant Software, Inc.*                                 88,800
     54,150  Cognizant Technology Solutions Corp.*                  1,627,884
     33,500  Embarcadero Technologies, Inc.*                          556,938
    269,710  PEC Solutions, Inc.*                                   2,562,245
     87,875  Peregrine Systems, Inc.*                               1,713,562
                                                               --------------
                                                                    8,515,150
                                                               --------------

             COMPUTER TECHNOLOGY 0.9%
     43,875  Synopsys, Inc.*                                        2,059,383
     69,100  Verisity Ltd.*                                           583,031
                                                               --------------
                                                                    2,642,414
                                                               --------------

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             DRUGS AND PHARMACEUTICALS 2.7%
    104,900  ILEX Oncology, Inc.*                                 $ 1,599,725
     79,950  Priority Healthcare Corporation*                       3,018,112
    211,900  Salix Pharmaceuticals, Ltd.*                           3,178,500
                                                               --------------
                                                                    7,796,337
                                                               --------------

             ELECTRICAL EQUIPMENT AND COMPONENTS 0.4%
    172,100  PCD Inc.*                                              1,269,237
                                                               --------------

             ELECTRONICS 1.0%
     53,139  Sanmina Corp.*                                         1,039,532
    145,350  Supertex, Inc.*                                        1,835,044
                                                               --------------
                                                                    2,874,576
                                                               --------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 10.0%
    325,325  ASAT Holdings Ltd. ADR*                                1,301,300
    183,675  Cree, Inc.*                                            2,749,615
    236,925  Integrated Circuit Systems, Inc.*                      3,790,800
     79,184  Micrel, Inc.*                                          2,212,203
    416,068  Microchip Technology, Inc.*                           10,531,721
    384,250  O2Micro International Limited*                         2,257,469
    289,325  Pericom Semiconductor Corporation*                     3,725,059
    223,225  PSi Technologies Holdings, Inc.*                       1,534,672
    216,300  QuickLogic Corporation*                                1,203,169
                                                               --------------
                                                                   29,306,008
                                                               --------------

             FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 1.4%
     60,750  Concord EFS, Inc.*                                     2,475,563
     25,450  Digital Insight Corporation*                             292,675
     46,350  InterCept Group, Inc. (The)*                           1,187,719
                                                               --------------
                                                                    3,955,957
                                                               --------------

             FINANCIAL INFORMATION SERVICES 1.0%
     99,725  FactSet Research Systems Inc.                          3,011,695
                                                               --------------

             FINANCIAL--MISCELLANEOUS 0.4%
     54,462  Metris Companies Inc.                                  1,131,720
                                                               --------------

             HEALTH CARE MANAGEMENT SERVICES 10.9%
    658,035  AmeriPath, Inc.*                                      13,530,845
   284,000   AmSurg Corp., Class A*                                 5,413,750
    60,300   AmSurg Corp., Class B*                                 1,164,544
     37,084  MedQuist Inc.*                                           804,259
    535,150  Orthodontic Centers of America, Inc.*                 10,970,575
                                                               --------------
                                                                   31,883,973
                                                               --------------

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             HEALTH CARE SERVICES 6.0%
    113,575  Accredo Health, Incorporated*                       $  3,712,483
    112,800  Express Scripts, Inc., Class A*                        9,777,504
     79,525  Lincare Holdings Inc.*                                 4,209,855
                                                               --------------
                                                                   17,699,842
                                                               --------------

             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 6.4%
    204,025  Align Technology, Inc.*                                1,479,181
    218,411  ICU Medical, Inc.*                                     7,644,385
    215,350  National Dentex Corp.*                                 4,751,159
    192,113  Techne Corp.*                                          5,018,952
                                                               --------------
                                                                   18,893,677
                                                               --------------

             OTHER 0.1%
     14,250  UTI Worldwide, Inc.*                                     232,453
                                                               --------------

             REAL ESTATE INVESTMENT TRUSTS (REIT) 0.3%
     80,175  National Health Investors, Inc.                          932,435
                                                               --------------

             RENTAL AND LEASING SERVICES--CONSUMER 0.9%
     60,300  Rent-A-Center, Inc.*                                   2,770,031
                                                               --------------

             RETAIL 11.9%
    123,561  99 Cents Only Stores*                                  2,855,495
    222,300  Dollar Tree Stores, Inc.*                              4,282,743
    108,375  Factory 2-U Stores Inc.*                               2,959,992
    100,300  Hibbett Sporting Goods, Inc.*                          2,808,400
    169,075  Linens 'n Things, Inc.*                                4,649,562
    211,240  Men's Wearhouse, Inc. (The)*                           4,558,559
    527,225  O'Reilly Automotive, Inc.*                            10,511,548
    280,875  Whitehall Jewellers, Inc.*                             2,188,016
                                                               --------------
                                                                   34,814,315
                                                               --------------

             SERVICES--COMMERCIAL 4.9%
    240,140  Charles River Associates Incorporated*                 2,491,453
    163,175  Copart, Inc.*                                          3,343,456
    130,975  Getty Images, Inc.*                                    2,111,972
     75,050  On Assignment, Inc.*                                   1,566,669
     95,655  Resources Connection, Inc.*                            2,116,367
    122,800  West Corporation*                                      2,747,650
                                                               --------------
                                                                   14,377,567
                                                               --------------

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             TELECOMMUNICATIONS EQUIPMENT 1.2%
    274,375  Polycom, Inc.*                                     $   3,395,391
                                                               --------------

             TRANSPORTATION--MISCELLANEOUS 0.8%
     89,800  C.H. Robinson Worldwide, Inc.                          2,458,275
                                                               --------------

             TRUCKERS 3.4%
     82,050  Forward Air Corporation*                               2,682,009
    295,600  Knight Transportation, Inc.*                           7,205,250
                                                               --------------
                                                                    9,887,259
                                                               --------------

             UTILITIES--TELECOMMUNICATIONS 3.1%
     10,000  Alamosa PCS Holdings, Inc.*                              105,625
     96,650  Rural Cellular Corporation*                            2,603,509
     54,200  Triton PCS Holdings*                                   1,805,538
    290,225  UbiquiTel Inc.*                                        1,668,794
     44,115  United States Cellular Corp.*                          2,801,302
                                                               --------------
                                                                    8,984,768
                                                               --------------


             TOTAL COMMON AND
                  PREFERRED STOCKS (COST $213,850,009)            230,721,153
                                                               --------------

SMALL CAP GROWTH FUND-SCHEDULE OF INVESTMENTS
---------------------------------------------
MARCH 31, 2001 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 20.1%
             ----------------------------

             (Variable Rate Demand Deposits)

$58,984,773  UMB Bank Money Market Fiduciary                    $  58,984,773
                                                               --------------

             TOTAL SHORT-TERM INVESTMENTS (COST $58,984,773)       58,984,773
                                                               --------------


             TOTAL INVESTMENTS (COST $272,834,782) 98.9%         289,705,926


             OTHER ASSETS LESS LIABILITIES 1.1%                     3,319,665
                                                               --------------


             NET ASSETS 100.0%                                   $293,025,591
                                                               ==============



             *Non-income producing
             +Preferred stock purchased in a private placement transaction;
              resale to the public may require registration or sale only to qualified institutional buyers. This security is valued at its fair value under procedures approved by the Board of Directors. At March 31, 2001, this security amounted to 0.5% of net assets.

              See notes to financial statements.

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------

             COMMON STOCKS 93.6%
             -------------------

             AEROSPACE 0.4%
     90,900  HEICO Corporation                                   $  1,395,315
     94,120  HEICO Corporation, Class A                             1,247,090
                                                               --------------
                                                                    2,642,405
                                                               --------------

             AIR TRANSPORT 1.1%
    141,350  Expeditors International of Washington, Inc.           7,129,341
                                                               --------------

             CHEMICALS 1.0%
    151,875  Cabot Microelectronics Corporation*                    6,682,500
                                                               --------------

             COMMERCIAL INFORMATION SERVICES 2.1%
    407,825  F.Y.I. Inc.*                                          13,636,648
     28,750  QRS Corporation*                                         244,375
                                                               --------------
                                                                   13,881,023
                                                               --------------

             COMMUNICATIONS TECHNOLOGY 3.2%
    510,075  CSG Systems International, Inc.*                      21,008,714
                                                               --------------

             DIVERSIFIED FINANCIAL SERVICES 1.0%
    122,775  BISYS Group, Inc. (The)*                               6,560,789
                                                               --------------

             EDUCATION SERVICES 0.4%
    101,800  Bright Horizons Family Solutions, Inc.*                2,412,660
                                                               --------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 8.6%
    830,075  Amkor Technology, Inc.*                               13,540,598
    661,400  Integrated Circuit Systems, Inc.*                     10,582,400
  1,155,893  Microchip Technology, Inc.*                           29,258,542
    273,850  Pericom Semiconductor Corporation*                     3,525,819
                                                               --------------
                                                                   56,907,359
                                                               --------------

             FINANCE--SMALL LOAN 7.9%
 1,614,012   AmeriCredit Corp.*                                    52,342,409
                                                               --------------

             FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 0.8%
    135,850  Concord EFS, Inc.*                                     5,535,888
                                                               --------------

             FINANCIAL--MISCELLANEOUS 4.8%
    331,800  Fidelity National Financial, Inc.                      8,882,286
      3,550  First Cash Financial Services, Inc.*                      17,639
  1,105,187  Metris Companies Inc.                                 22,965,786
                                                               --------------
                                                                   31,865,711
                                                               --------------

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             HEALTH CARE FACILITIES 3.5%
    854,650  Renal Care Group, Inc.*                              $22,921,713
                                                               --------------

             HEALTH CARE MANAGEMENT SERVICES 13.7%
    415,475  First Health Group Corp.*                             18,228,966
     70,104  MedQuist Inc.*                                         1,520,381
  2,218,531  Orthodontic Centers of America, Inc.*                 45,479,886
  1,094,175  Pediatrix Medical Group Inc.*                         24,290,685
    191,350  RTW, Inc.*                                               406,619
                                                               --------------
                                                                   89,926,537
                                                               --------------

             HEALTH CARE SERVICES 7.0%
    242,400  Express Scripts, Inc., Class A*                       21,011,232
    475,275  Lincare Holdings Inc.*                                25,159,870
                                                               --------------
                                                                   46,171,102
                                                               --------------

             IDENTIFICATION CONTROL AND FILTER DEVICES 0.1%
    294,300  American Bank Note Holographics, Inc.*                   432,268
                                                               --------------

             INVESTMENT MANAGEMENT COMPANIES 0.8%
    266,200  Allied Capital Corporation                             5,357,275
                                                               --------------

             LEISURE TIME 2.1%
    428,450  SCP Pool Corporation*                                 13,924,625
                                                               --------------

             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 2.5%
    442,525  ICU Medical, Inc.*                                    15,488,375
     26,000  Techne Corp.*                                            679,250
                                                               --------------
                                                                   16,167,625
                                                               --------------

             RENTAL AND LEASING SERVICES--COMMERCIAL 6.0%
     25,925  MicroFinancial Incorporated                              290,360
  2,412,500  United Rentals, Inc.*                                 39,396,125
                                                               --------------
                                                                   39,686,485
                                                               --------------

             RENTAL AND LEASING SERVICES--CONSUMER 8.0%
  1,150,700  Rent-A-Center, Inc.*                                  52,860,281
                                                               --------------

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             RETAIL 9.6%
     96,200  CDW Computer Centers, Inc.*                       $    2,982,200
    120,750  Factory 2-U Stores Inc.*                               3,297,984
    152,000  Hibbett Sporting Goods, Inc.*                          4,256,000
  1,027,875  Men's Wearhouse, Inc. (The)*                          22,181,542
  1,387,640  O'Reilly Automotive, Inc.*                            27,666,073
    360,550  Whitehall Jewellers, Inc.*                             2,808,684
                                                               --------------
                                                                   63,192,483
                                                               --------------

             SERVICES--COMMERCIAL 6.8%
    984,700  Copart, Inc.*                                         20,176,503
    205,200  MAXIMUS, Inc.*                                         6,075,972
    185,025  On Assignment, Inc.*                                   3,862,397
    379,350  Resources Connection, Inc.*                            8,393,119
    160,525  Watson Wyatt & Company Holdings*                       2,584,452
    152,800  West Corporation*                                      3,418,900
                                                               --------------
                                                                   44,511,343
                                                               --------------

             TRANSPORTATION--MISCELLANEOUS 0.5%
    122,400  C.H. Robinson Worldwide, Inc.                          3,350,700
                                                               --------------

             TRUCKERS 1.7%
    231,000  Forward Air Corporation*                               7,550,812
    145,793  Knight Transportation, Inc.*                           3,553,704
                                                               --------------
                                                                   11,104,516
                                                               --------------


             TOTAL COMMON STOCKS (COST $535,148,535)              616,575,752
                                                               --------------

CORE GROWTH FUND-SCHEDULE OF INVESTMENTS
----------------------------------------
MARCH 31, 2001 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 6.4%
             ---------------------------

             (Variable Rate Demand Deposits)

$42,340,446  UMB Bank Money Market Fiduciary                    $  42,340,446
                                                               --------------

             TOTAL SHORT-TERM INVESTMENTS (COST $42,340,446)       42,340,446
                                                               --------------


             TOTAL INVESTMENTS (COST $577,488,981) 100.0%         658,916,198


             LIABILITIES LESS OTHER ASSETS (0.0)%                    (14,366)
                                                               --------------


             NET ASSETS 100.0%                                   $658,901,832
                                                               ==============



             *Non-income producing
             See notes to financial statements.

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------

             COMMON STOCKS 84.2%
             -------------------

             AEROSPACE 2.7%
      5,000  HEICO Corporation                                   $     76,750
    333,300  HEICO Corporation, Class A                             4,416,225
                                                               --------------
                                                                    4,492,975
                                                               --------------

             AIR TRANSPORT 0.6%
     82,562  Frontier Airlines, Inc.*                               1,006,224
                                                               --------------

             AUTO PARTS--AFTER MARKET 1.5%
    364,725  Keystone Automotive Industries, Inc.*                  2,507,484
                                                               --------------

             AUTOMOBILES 0.5%
     47,275  Monaco Coach Corporation*                                849,059
                                                               --------------

             BANKS--OUTSIDE NEW YORK CITY 2.7%
     15,650  BWC Financial Corp.*                                     422,550
    125,300  Columbia Bank System, Inc.*                            1,409,625
     57,700  Hibernia Corporation                                     806,069
    186,000  Umpqua Holdings Corporation                            1,836,750
                                                               --------------
                                                                    4,474,994
                                                               --------------

             BIOTECHNOLOGY RESEARCH AND PRODUCTION 0.8%
     45,900  Embrex, Inc.*                                            545,063
     56,775  Serologicals Corporation*                                766,462
                                                               --------------
                                                                    1,311,525
                                                               --------------

             BUILDING MATERIALS 0.6%
    103,000  Building Materials Holding Corp.*                      1,007,474
                                                               --------------

             COMPUTER SERVICES SOFTWARE AND SYSTEMS 1.4%
     28,225  Electronics for Imaging, Inc.*                           695,041
    246,475  RWD Technologies, Inc.*                                  893,472
    204,825  Tanning Technology Corporation*                          742,491
                                                               --------------
                                                                    2,331,004
                                                               --------------

             ELECTRICAL EQUIPMENT AND COMPONENTS 0.5%
    119,300  PCD Inc.*                                                879,838
                                                               --------------

             ELECTRONICS 1.7%
     63,125  Nu Horizons Electronics Corp.*                           560,234
    186,450  Supertex, Inc.*                                        2,353,931
                                                               --------------
                                                                    2,914,165
                                                               --------------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 3.8%
     94,100  Amkor Technology, Inc.*                              $ 1,535,006
    270,475  ASAT Holdings Ltd. ADR*                                1,081,900
    194,300  Pericom Semiconductor Corporation*                     2,501,612
     77,100  PSi Technologies Holdings, Inc.*                         530,063
    141,300  QuickLogic Corporation*                                  785,981
                                                               --------------
                                                                    6,434,562
                                                               --------------

             FINANCE COMPANIES 1.5%
    367,011  World Acceptance Corp.*                                2,455,304
                                                               --------------

             FINANCE--SMALL LOAN 3.0%
    156,600  AmeriCredit Corp.*                                     5,078,538
                                                               --------------

             FINANCIAL--MISCELLANEOUS 5.5%
     99,800  Financial Federal Corporation*                         2,445,100
    376,175  First Cash Financial Services, Inc.*                   1,869,138
    237,000  Metris Companies Inc.                                  4,924,860
                                                               --------------
                                                                    9,239,098
                                                               --------------

             HEALTH CARE FACILITIES 1.5%
    141,000  American Healthways, Inc.*                             2,441,062
                                                               --------------

             HEALTH CARE MANAGEMENT SERVICES 7.6%
    192,750  AmeriPath, Inc.*                                       3,963,422
    110,200  Mid Atlantic Medical Services, Inc.*                   2,237,060
    438,900  OrthAlliance, Inc.*                                      905,231
    205,625  Orthodontic Centers of America, Inc.*                  4,215,313
     63,050  Pediatrix Medical Group Inc.*                          1,399,710
                                                               --------------
                                                                   12,720,736
                                                               --------------

             HOME BUILDING 1.5%
     96,425  Crossman Communities, Inc.*                            2,513,077
                                                               --------------

             INSURANCE--PROPERTY AND CASUALTY 1.1%
     44,425  RLI Corp.                                              1,814,317
                                                               --------------

             INVESTMENT MANAGEMENT COMPANIES 1.9%
    157,625  Allied Capital Corporation                             3,172,204
                                                               --------------

             MACHINERY--OIL WELL EQUIPMENT AND SERVICES 1.1%
     96,500  Gulf Island Fabrication, Inc.*                         1,833,500
                                                               --------------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 3.2%
    46,150   ICU Medical, Inc.*                                  $  1,615,250
     62,300  Landauer, Inc.                                         1,301,447
     56,300  National Dentex Corp.*                                 1,242,119
     58,000  Young Innovations, Inc.*                               1,189,000
                                                               --------------
                                                                    5,347,816
                                                               --------------

             MEDICAL SERVICES 0.8%
     54,500  America Service Group, Inc.*                           1,362,500
                                                               --------------

             METALS FABRICATING 1.7%
    200,100  Encore Wire Corporation*                               1,563,281
     46,100  Kaydon Corporation                                     1,243,778
                                                               --------------
                                                                    2,807,059
                                                               --------------

             MULTI-SECTOR COMPANIES 0.7%
     63,950  Trinity Industries, Inc.                               1,247,025
                                                               --------------

             PRODUCTION TECHNOLOGY EQUIPMENT 0.6%
     55,800  LTX Corporation*                                       1,042,763
                                                               --------------

             REAL ESTATE INVESTMENT TRUSTS (REIT) 5.0%
    107,450  Health Care Property Investors, Inc.                   3,644,704
     72,700  National Golf Properties, Inc.                         1,800,052
     96,500  National Health Investors, Inc.                        1,122,295
    110,600  Nationwide Health Properties, Inc.                     1,845,914
                                                               --------------
                                                                    8,412,965
                                                               --------------

             RENTAL AND LEASING SERVICES--COMMERCIAL 6.3%
    454,900  MicroFinancial Incorporated                            5,094,880
    327,975  United Rentals, Inc.*                                  5,355,832
                                                               --------------
                                                                   10,450,712
                                                               --------------

             RENTAL AND LEASING SERVICES--CONSUMER 2.5%
    130,100  Rainbow Rentals, Inc.*                                   642,368
     78,325  Rent-A-Center, Inc.*                                   3,598,055
                                                               --------------
                                                                    4,240,423
                                                               --------------

             RESTAURANTS 0.4%
     33,450  O'Charley's Inc.*                                        700,359
                                                               --------------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------

             RETAIL 10.1%
   108,600   Cato Corporation (The)                          $      1,635,787
    357,625  Global Imaging Systems, Inc.*                          2,011,641
    211,250  MarineMax, Inc.*                                       1,635,075
    229,369  Men's Wearhouse, Inc. (The)*                           4,949,783
    174,500  O'Reilly Automotive, Inc.*                             3,479,094
     63,800  ShopKo Stores, Inc.*                                     510,400
    338,987  Whitehall Jewellers, Inc.*                             2,640,709
                                                               --------------
                                                                   16,862,489
                                                               --------------

             SERVICES--COMMERCIAL 3.7%
    242,030  Charles River Associates Incorporated*                 2,511,061
    143,925  Monro Muffler Brake, Inc.*                             1,565,184
    184,175  RemedyTemp, Inc.*                                      2,141,034
                                                               --------------
                                                                    6,217,279
                                                               --------------

             SHOES 2.9%
    229,875  Finish Line, Inc. (The)*                               1,494,187
    214,200  Maxwell Shoe Company Inc.*                             3,333,488
                                                               --------------
                                                                    4,827,675
                                                               --------------

             TRANSPORTATION--MISCELLANEOUS 0.4%
     59,850  Aramex International Limited*                            680,794
                                                               --------------

             TRUCKERS 3.2%
     46,900  Heartland Express, Inc.*                               1,184,225
     61,850  Knight Transportation, Inc.*                           1,507,594
     24,800  Landstar System, Inc.*                                 1,680,200
    125,000  USA Truck, Inc.*                                         968,750
                                                               --------------
                                                                    5,340,769
                                                               --------------

             UTILITIES--ELECTRICAL 1.2%
    132,750  Sierra Pacific Resources                               1,964,700
                                                               --------------


             TOTAL COMMON STOCKS (COST $134,783,705)              140,982,468
                                                               --------------

SMALL CAP VALUE FUND-SCHEDULE OF INVESTMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 17.0%
             ----------------------------

             (Variable Rate Demand Deposits)

$28,405,852  UMB Bank Money Market Fiduciary                    $  28,405,852
                                                               --------------

             TOTAL SHORT-TERM INVESTMENTS (COST $28,405,852)       28,405,852
                                                               --------------


             TOTAL INVESTMENTS (COST $163,189,557) 101.2%         169,388,320
                                                               --------------


             LIABILITIES LESS OTHER ASSETS (1.2)%                 (2,035,779)
                                                               --------------


             NET ASSETS 100.0%                                   $167,352,541
                                                               ==============

             *Non-income producing
             See notes to financial statements.

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------

             COMMON AND PREFERRED STOCKS 87.8%
             ---------------------------------

             BIOTECHNOLOGY RESEARCH AND PRODUCTION 1.1%
     18,375  Aurora Biosciences Corporation*                      $   328,453
     18,125  Lynx Therapeutics, Inc.*                                 152,647
                                                               --------------
                                                                      481,100
                                                               --------------

             CHEMICALS 2.9%
     28,075  Cabot Microelectronics Corporation*                    1,235,300
                                                               --------------

             COMMUNICATIONS TECHNOLOGY 2.2%
     12,200  BreezeCom Ltd.*                                           81,587
      1,600  Brocade Communications Systems, Inc.*                     33,424
      8,200  Catapult Communications Corporation*                     209,100
     54,825  Metro-Optix, Inc.*+                                      502,745
     18,125  Stanford Microdevices, Inc.*                             114,981
                                                               --------------
                                                                      941,837
                                                               --------------

             COMPUTER SERVICES SOFTWARE AND SYSTEMS 9.4%
     51,175  Cognizant Technology Solutions Corp.*                  1,538,449
    140,450  PEC Solutions, Inc.*                                   1,334,275
     49,775  Peregrine Systems, Inc.*                                 970,612
      7,125  TTI Team Telecom International Ltd.*                      90,844
      9,675  Vastera, Inc.*                                            74,981
                                                               --------------
                                                                    4,009,161
                                                               --------------

             COMPUTER TECHNOLOGY 1.9%
      4,685  Synopsys, Inc.*                                          219,902
     17,600  Verisity Ltd.*                                           148,500
     67,884  Verisity Ltd. Series D Preferred*+                       442,767
                                                               --------------
                                                                      811,169
                                                               --------------

             DRUGS AND PHARMACEUTICALS 13.6%
     52,150  Atrix Laboratories, Inc.*                                717,062
     18,250  CIMA Labs Inc.*                                        1,133,781
     29,000  Neose Technologies, Inc.*                                710,500
     96,425  Novavax, Inc.*                                           752,115
     13,396  Priority Healthcare Corporation*                         505,699
     46,219  Shire Pharmaceuticals Group Plc*                       2,022,081
                                                               --------------
                                                                    5,841,238
                                                               --------------

             EDUCATION SERVICES 2.9%
     24,700  Career Education Corporation*                          1,241,175
                                                               --------------

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             ELECTRICAL AND ELECTRONICS 3.0%
     75,675  DDi Corp.*                                            $1,277,016
                                                               --------------

             ELECTRONICS 1.5%
     13,200  Microtune, Inc.*                                         103,125
     17,075  Sanmina Corp.*                                           334,030
     16,925  Supertex, Inc.*                                          213,678
                                                               --------------
                                                                      650,833
                                                               --------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 6.3%
     18,875  Micrel, Inc.*                                            527,320
     36,137  Microchip Technology, Inc.*                              914,718
      5,450  MIPS Technologies, Inc.*                                 135,569
     25,500  Virage Logic Corporation*                                304,406
     34,800  Vitesse Semiconductor Corporation*                       828,675
                                                               --------------
                                                                    2,710,688
                                                               --------------

             FINANCE--SMALL LOAN 2.2%
     29,250  AmeriCredit Corp.*                                       948,578
                                                               --------------

             FINANCIAL DATA PROCESSING SERVICES AND SYSTEMS 1.0%
     10,750  Concord EFS, Inc.*                                       438,063
                                                               --------------

             HEALTH CARE MANAGEMENT SERVICES 16.7%
    117,625  AmeriPath, Inc.*                                       2,418,664
     87,330  AmSurg Corp., Class B*                                 1,686,561
     22,700  Orthodontic Centers of America, Inc.*                    465,350
    116,000  Pediatrix Medical Group Inc.*                          2,575,200
                                                               --------------
                                                                    7,145,775
                                                               --------------

             HEALTH CARE SERVICES 7.7%
     42,187  Accredo Health, Incorporated*                          1,378,988
     17,375  Express Scripts, Inc., Class A*                        1,506,065
     12,800  Province Healthcare Company*                             389,600
                                                               --------------
                                                                    3,274,653
                                                               --------------

             MACHINERY--SPECIALTY 1.3%
     25,700  ASM Lithography Holding N.V.*                            557,369
                                                               --------------

             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 0.4%
     25,800  Align Technology, Inc.*                                  187,050
                                                               --------------

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             MISCELLANEOUS MATERIALS AND COMMODITIES 0.9%
     29,200  Symyx Technologies*                                  $   368,650
                                                               --------------

             RESTAURANTS 0.7%
     15,725  Buca, Inc.*                                              292,799
                                                               --------------

             RETAIL 0.4%
      9,475  Dollar Tree Stores, Inc.*                                182,542
                                                               --------------

             SCIENTIFIC EQUIPMENT AND SUPPLIERS 0.6%
      8,500  Biacore International AB ADR*                            238,000
                                                               --------------

             SERVICES--COMMERCIAL 6.2%
     44,000  IQ4HIRE*+                                                 84,920
     87,250  Management Network Group, Inc. (The)*                    441,703
     38,600  ProBusiness Services, Inc.*                              846,787
     20,675  Resources Connection, Inc.*                              457,434
     12,075  TMP Worldwide Inc.*                                      453,567
     94,300  Wireless Facilities, Inc.*                               388,988
                                                               --------------
                                                                    2,673,399
                                                               --------------

             TELECOMMUNICATIONS EQUIPMENT 2.2%
     45,375  Metawave Communications Corporation*                     280,758
     53,600  Polycom, Inc.*                                           663,300
                                                               --------------
                                                                      944,058
                                                               --------------

             TEXTILES--APPAREL MFRS. 1.1%
     25,400  Gildan Activewear Inc.*                                  461,010
                                                               --------------

             UTILITIES--TELECOMMUNICATIONS 1.6%
     24,825  Leap Wireless International, Inc.*                       696,652
                                                               --------------


             TOTAL COMMON AND PREFERRED
                  STOCKS (COST $40,853,204)                        37,608,115
                                                               --------------

ULTRA GROWTH FUND-SCHEDULE OF INVESTMENTS
-----------------------------------------
MARCH 31, 2001 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 12.2%
             ----------------------------

             (Variable Rate Demand Deposits)

 $5,228,505  UMB Bank Money Market Fiduciary                      $ 5,228,505
                                                               --------------

             TOTAL SHORT-TERM INVESTMENTS (COST $5,228,505)         5,228,505
                                                               --------------


             TOTAL INVESTMENTS (COST $46,081,709) 100.0%           42,836,620


             LIABILITIES LESS OTHER ASSETS 0.0%                       (3,214)
                                                               --------------


             NET ASSETS 100.0%                                    $42,833,406
                                                               ==============

             *Non-income producing
             +Preferred stock purchased in private placement transactions;
              resale to the public may require registration or sale only to qualified institutional buyers. These securities are valued at their fair value under procedures approved by the Board of Directors. At March 31, 2001, these securities amounted to 2.4% of net assets.

              See notes to financial statements.

GLOBAL TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------

             COMMON STOCKS 73.5%
             -------------------

             Unless otherwise noted, companies are considered to be United States' companies. Companies denoted as foreign may include companies headquartered, incorporated, doing a majority of business, having substantial revenues or the majority of employees in a country other than the United States.

             BIOTECHNOLOGY RESEARCH AND PRODUCTION 2.9%
      1,825  Aurora Biosciences Corporation*                        $  32,622
        400  Collateral Therapeutics, Inc.*                             3,838
      2,275  Lynx Therapeutics, Inc.*                                  19,160
        400  QIAGEN N.V.* (Netherlands)                                 8,225
        750  MorphoSys AG* (Germany)                                   55,362
                                                               --------------
                                                                      119,207
                                                               --------------

             CHEMICALS 3.9%
      3,700  Cabot Microelectronics Corporation*                      162,800
                                                               --------------

             COMMUNICATIONS TECHNOLOGY 2.1%
      1,100  Anaren Microwave, Inc.*                                   13,819
        300  Avanex Corporation*                                        3,171
      1,600  Catapult Communications Corporation*                      40,800
      3,700  Stanford Microdevices, Inc.*                              23,472
      3,425  Vyyo Inc.*                                                 6,957
                                                               --------------
                                                                       88,219
                                                               --------------

             COMPUTER SERVICES SOFTWARE AND SYSTEMS 12.4%
        175  Amdocs Limited* (United Kingdom)                           8,383
      6,925  Cognizant Technology Solutions Corp.* (India)            208,183
     19,025  PEC Solutions, Inc.*                                     180,737
      4,575  Peregrine Systems, Inc.*                                  89,212
        500  Sapient Corporation*                                       3,594
      1,025  TTI Team Telecom International Ltd.* (Israel)             13,069
      1,500  Vastera, Inc.*                                            11,625
                                                               --------------
                                                                      514,803
                                                               --------------

             COMPUTER TECHNOLOGY 1.6%
        375  Synopsys, Inc.*                                           17,602
      5,900  Verisity Ltd.* (Israel)                                   49,781
                                                               --------------
                                                                       67,383
                                                               --------------

GLOBAL TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------


             DRUGS AND PHARMACEUTICALS 11.8%
      4,450  Atrix Laboratories, Inc.*                              $  61,187
      1,275  CIMA Labs Inc.*                                           79,209
      3,500  Neose Technologies, Inc.*                                 85,750
      4,900  Novavax, Inc.*                                            38,220
        900  Priority Healthcare Corporation*                          33,975
      3,775  Shire Pharmaceuticals Group Plc* (United Kingdom)        165,156
      6,400  StressGen Biotechnologies Corp.* (Canada)                 20,932
        200  Vertex Pharmaceuticals Incorporated*                       7,325
                                                               --------------
                                                                      491,754
                                                               --------------

             ELECTRICAL AND ELECTRONICS 3.6%
      8,900  DDi Corp.*                                               150,187
                                                               --------------

             ELECTRONICS 3.1%
      4,800  Microtune, Inc.*                                          37,500
      3,250  Sanmina Corp.*                                            63,578
      2,400  Supertex, Inc.*                                           30,300
                                                               --------------
                                                                      131,378
                                                               --------------

             ELECTRONICS--MEDICAL SYSTEMS 0.2%
        400  Luminex Corporation*                                       7,375
                                                               --------------

             ELECTRONICS--SEMICONDUCTORS/COMPONENTS 11.7%
      1,725  Amkor Technology, Inc.* (Korea)                           28,139
        875  Applied Micro Circuits Corporation*                       14,437
      1,000  Cree, Inc.*                                               14,970
      3,475  Integrated Circuit Systems, Inc.*                         55,600
        500  Intersil Holding Corporation*                              9,219
      4,425  Micrel, Inc.*                                            123,623
      1,675  Microchip Technology, Inc.*                               42,398
        800  MIPS Technologies, Inc.*                                  19,900
      3,650  O2Micro International Limited* (Cayman Islands)           21,444
      1,900  QuickLogic Corporation*                                   10,569
      1,600  Virage Logic Corporation*                                 19,100
      5,300  Vitesse Semiconductor Corporation*++                     126,206
                                                               --------------
                                                                      485,605
                                                               --------------

             HEALTH CARE MANAGEMENT SERVICES 2.8%
      5,775  AmeriPath, Inc.*                                         118,748
                                                               --------------

             HEALTH CARE SERVICES 3.2%
      4,037  Accredo Health, Incorporated*                            131,959
                                                               --------------

GLOBAL TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
MARCH 31, 2001 (UNAUDITED)

    NUMBER
   OF SHARES                                                          VALUE
--------------------------------------------------------------------------------

             MACHINERY--SPECIALTY 1.0%
      1,900  ASM Lithography Holding N.V.* (Netherlands)         $     41,207
                                                               --------------

             MEDICAL AND DENTAL INSTRUMENTS AND SUPPLIES 0.5%
      2,975  Align Technology, Inc.*                                   21,569
                                                               --------------

             MISCELLANEOUS MATERIALS AND COMMODITIES 0.8%
      2,600  Symyx Technologies*                                       32,825
                                                               --------------

             SCIENTIFIC EQUIPMENT AND SUPPLIERS 1.5%
      2,175  Biacore International AB ADR* (Sweden)                    60,900
                                                               --------------

             SERVICES--COMMERCIAL 5.1%
      8,200  Management Network Group, Inc. (The)*                     41,513
      3,175  ProBusiness Services, Inc.*                               69,652
      1,525  TMP Worldwide Inc.*                                       57,283
     10,475  Wireless Facilities, Inc.*                                43,209
                                                               --------------
                                                                      211,657
                                                               --------------

             TELECOMMUNICATIONS EQUIPMENT 3.2%
     11,625  Metawave Communications Corporation*                      71,930
      5,125  Polycom, Inc.*                                            63,422
                                                               --------------
                                                                      135,352
                                                               --------------

             TRANSPORTATION--MISCELLANEOUS 0.5%
      1,900  Aramex International Limited* (Jordan)                    21,612
                                                               --------------

             UTILITIES--TELECOMMUNICATIONS 1.6%
      2,425  Leap Wireless International, Inc.*                        68,052
                                                               --------------


             TOTAL COMMON STOCKS (COST $4,209,144)                  3,062,592
                                                               --------------

GLOBAL TECHNOLOGY FUND-SCHEDULE OF INVESTMENTS
----------------------------------------------
MARCH 31, 2001 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS 29.0%
             ----------------------------

             (Variable Rate Demand Deposits)

 $1,205,727  UMB Bank Money Market Fiduciary                       $1,205,727
                                                               --------------

             TOTAL SHORT-TERM INVESTMENTS (COST $1,205,727)         1,205,727
                                                               --------------


             TOTAL INVESTMENTS (COST $5,414,871) 102.5%             4,268,319


             LIABILITIES LESS OTHER ASSETS (2.5)%                   (104,430)
                                                               --------------


             NET ASSETS 100.0%                                     $4,163,889
                                                               ==============


             SECURITIES SOLD SHORT
             ---------------------

        500  Caminus Corp.*
             (proceeds $9,470)                                  $      10,219
                                                               --------------
              *Non-income producing
             ++All or a portion of this security has been committed as
               collateral for open short positions.

               See notes to financial statements.

               At March 31, 2001, Wasatch Global Technology Fund's investments were in the following countries:

             COUNTRY                                                      %
--------------------------------------------------------------------------------

             Canada                                                      0.7
             Cayman Islands                                              0.7
             Germany                                                     1.8
             India                                                       6.8
             Israel                                                      2.1
             Jordan                                                      0.7
             Korea                                                       0.9
             Netherlands                                                 1.6
             Sweden                                                      2.0
             United Kingdom                                              5.7
             United States                                              77.0
                                                               --------------
             TOTAL                                                     100.0%
                                                               --------------

U.S. TREASURY FUND-SCHEDULE OF INVESTMENTS
------------------------------------------
MARCH 31, 2001 (UNAUDITED)

   PRINCIPAL
    AMOUNT                                                            VALUE
--------------------------------------------------------------------------------

              U.S. GOVERNMENT OBLIGATIONS 97.0%
              ---------------------------------

$    600,000  U.S. Treasury Bond, 6.25%, 8/15/23                 $    646,819
 12,830,000   U.S. Treasury Bond, 7.50%, 11/15/24                  15,943,790
  2,755,000   U.S. Treasury Bond, 6.875%, 8/15/25                   3,204,098
  1,750,000   U.S. Treasury Bond, 6.75%, 8/15/26                    2,012,089
  6,135,000   U.S. Treasury Bond, 6.50%, 11/15/26                   6,851,513
  4,570,000   U.S. Treasury Bond, 6.625%, 2/15/27                   5,185,003
  7,355,000   U.S. Treasury Bond, 6.375%, 8/15/27                   8,101,496
  7,300,000   U.S. Treasury Bond, 6.125%, 11/15/27                  7,797,312
  3,000,000   U.S. Treasury Bond, 5.50%, 8/15/28                    2,947,998
  1,100,000   U.S. Treasury Bond, 5.25% 11/15/28                    1,042,590
    947,000   U.S. Treasury Bond, 6.125% 8/15/29                    1,017,138
  7,500,000   U.S. Treasury Bond, 5.375% 2/15/31                    7,403,902
 15,100,000   U.S. Treasury Strip, 11/15/21                         4,580,419
 10,100,000   U.S. Treasury Strip, 8/15/25                          2,494,993
                                                               --------------

              TOTAL U.S. GOVERNMENT OBLIGATIONS
                   (COST $68,411,257)                              69,229,160
                                                               --------------


              SHORT-TERM INVESTMENTS 1.8%
              ---------------------------

              (Variable Rate Demand Deposits)

  1,284,155   UMB Bank Money Market Fiduciary                       1,284,155
                                                               --------------

              TOTAL SHORT-TERM INVESTMENTS (COST $1,284,155)        1,284,155
                                                               --------------


              TOTAL INVESTMENTS (COST $69,695,412) 98.8%           70,513,315


              OTHER ASSETS LESS LIABILITIES 1.2%                      885,138
                                                               --------------


              NET ASSETS 100.0%                                   $71,398,453
                                                               ==============


               See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
MARCH 31, 2001 (UNAUDITED)

                                                                   SMALL CAP
                                                 MICRO CAP          GROWTH
                                                    FUND             FUND
--------------------------------------------------------------------------------

ASSETS:
 Investments, at market value
  Nonaffiliated issuers (cost $196,777,324,
   $269,649,948, $546,893,033,
   $163,189,557, $46,081,709, $5,414,871
   and $69,695,412, respectively)               $219,332,207    $ 284,954,767
  Affiliated issuers (cost $21,652,403,
   $3,184,834, $30,595,948, $0, $0,
   $0 and $0, respectively)                       37,401,247        4,751,159
 Cash                                                      -                -
 Receivable for investment securities sold           526,450        1,515,667
 Capital shares receivable                            62,232        3,851,030
 Interest and dividends receivable                   151,105          171,536
 Prepaid expenses and other assets                    35,119           37,729
                                                ------------     ------------
  Total Assets                                   257,508,360      295,281,888
                                                ------------     ------------

LIABILITIES:
 Securities sold short at value (proceeds of $0, $0,
  $0, $0, $0, $9,470 and $0, respectively)                 -                -
 Payable for securities purchased                  2,930,209        2,002,025
 Capital shares payable                               70,126          119,594
 Payable to investment advisor                       135,046           76,845
 Accrued expenses                                     69,559           57,833
                                                ------------     ------------
  Total Liabilities                                3,204,940        2,256,297
                                                ------------     ------------

NET ASSETS                                      $254,303,420     $293,025,591
                                                ============     ============

NET ASSETS CONSIST OF:
 Capital stock                                       515,072          118,188
 Paid-in capital in excess of par                202,372,196      266,093,352
 Undistributed net investment income                       -                -
 Undistributed net realized gain (loss)
  on investments                                  13,112,425        9,942,907
 Net unrealized appreciation (depreciation) on
  investments and foreign currency translations   38,303,727       16,871,144
                                                ------------     ------------
 Net Assets                                     $254,303,420    $ 293,025,591
                                                ============     ============

CAPITAL STOCK, $.01 PAR VALUE:
 Authorized                                   10,000,000,000   10,000,000,000
 Issued and outstanding                           51,507,157       11,818,759

NET ASSET VALUE, REDEMPTION PRICE
 AND OFFERING PRICE PER SHARE                          $4.94           $24.79
                                                      ======           ======

WASATCH FUNDS-STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------
MARCH 31, 2001 (UNAUDITED)


                                                    CORE           SMALL CAP          ULTRA            GLOBAL             U.S.
                                                   GROWTH            VALUE            GROWTH         TECHNOLOGY         TREASURY
                                                    FUND             FUND              FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments, at market value
  Nonaffiliated issuers (cost $196,777,324,
   $269,649,948, $546,893,033,
   $163,189,557, $46,081,709, $5,414,871
   and $69,695,412, respectively)               $619,137,138     $169,388,320       $42,836,620       $4,268,319       $70,513,315
  Affiliated issuers (cost $21,652,403,
   $3,184,834, $30,595,948, $0, $0,
   $0 and $0, respectively)                       39,779,060                -                 -                -                 -
 Cash                                                 46,882          255,697                 -            7,410                 -
 Receivable for investment securities sold         6,877,027          139,571         1,205,686           69,739                 -
 Capital shares receivable                         1,872,926        1,113,456             9,040           15,732            96,422
 Interest and dividends receivable                   271,513          175,092             2,919            3,265           929,212
 Prepaid expenses and other assets                    88,744           32,780            21,271           14,964            16,369
                                              --------------   --------------    --------------   --------------    --------------
  Total Assets                                   668,073,290      171,104,916        44,075,536        4,379,429        71,555,318
                                              --------------   --------------    --------------   --------------    --------------

LIABILITIES:
 Securities sold short at value (proceeds of
  $0, $0, $0, $0, $0, $9,470 and $0,
  respectively)                                            -                -                 -           10,219                 -
 Payable for securities purchased                  6,645,433        3,668,494         1,158,465          172,053                 -
 Capital shares payable                            2,318,557           16,580            48,711                -           128,275
 Payable to investment advisor                       177,875           65,277            14,518           28,710             7,640
 Accrued expenses                                     29,593            2,024            20,436            4,558            20,950
                                              --------------   --------------    --------------   --------------    --------------
  Total Liabilities                                9,171,458        3,752,375         1,242,130          215,540           156,865
                                              --------------   --------------    --------------   --------------    --------------

NET ASSETS                                      $658,901,832     $167,352,541       $42,833,406       $4,163,889       $71,398,453
                                              ==============   ==============    ==============   ==============    ==============

NET ASSETS CONSIST OF:
 Capital stock                                       227,581          494,870            24,963            5,216            57,432
 Paid-in capital in excess of par                564,152,116      158,035,675        44,844,145        5,465,111        76,163,193
 Undistributed net investment income                       -                -                 -           20,028           864,978
 Undistributed net realized gain (loss)
  on investments                                  13,094,918        2,623,233         1,209,387        (179,165)       (6,505,053)
 Net unrealized appreciation (depreciation) on
  investments and foreign currency translations   81,427,217        6,198,763       (3,245,089)      (1,147,301)           817,903
                                              --------------   --------------    --------------   --------------    --------------
 Net Assets                                    $ 658,901,832    $ 167,352,541      $ 42,833,406      $ 4,163,889      $ 71,398,453
                                              ==============   ==============    ==============   ==============    ==============

CAPITAL STOCK, $.01 PAR VALUE:
 Authorized                                   10,000,000,000   10,000,000,000    10,000,000,000   10,000,000,000    10,000,000,000
 Issued and outstanding                           22,758,130       49,487,039         2,496,326          521,603         5,743,231

NET ASSET VALUE, REDEMPTION PRICE
 AND OFFERING PRICE PER SHARE                         $28.95            $3.38            $17.16            $7.98            $12.43
                                                      ======           ======            ======           ======            ======


See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF OPERATIONS
---------------------------------------
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

                                                   SMALL CAP       CORE       SMALL CAP         ULTRA       GLOBAL         U.S.
                                     MICRO CAP      GROWTH        GROWTH        VALUE          GROWTH     TECHNOLOGY     TREASURY
                                       FUND          FUND          FUND          FUND           FUND         FUND*         FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest                             $788,994       $639,047    $1,367,959     $291,999       $93,577       $11,768   $ 1,827,340
 Dividends                              35,235         22,051       204,280      288,915         1,498            30             -
                                   -----------    -----------   -----------  -----------   -----------   -----------   -----------
                                       824,229        661,098     1,572,239      580,914        95,075        11,798     1,827,340
                                   -----------    -----------   -----------  -----------   -----------   -----------   -----------

EXPENSES:
 Investment advisory fee             2,404,747      1,220,028     2,224,098      651,350       340,561        14,592       158,932
 Shareholder servicing fees            154,817        156,678       193,162       40,470        56,961        22,002        50,959
 Fund administration and
  accounting fees                      151,402        153,114       233,899       72,850        50,317         7,760        53,792
 Reports to shareholders                26,415         28,257        38,773        6,552         8,410         3,713         7,137
 Custody fees                           13,505         13,331        14,028        6,413         6,798         5,243         3,140
 Federal and state registration fees     9,473          7,958        28,312       10,810         5,014        13,627         9,396
 Audit fees                              7,162          7,216         9,005        2,939         2,937         1,336         3,046
 Legal fees                              3,269          3,107         6,201          716           735         6,885           823
 Directors' fees                         2,781          2,722         3,592          566           646           255           694
 Other                                   7,744          7,455         8,503        3,143         2,912         1,754         2,462
                                   -----------    -----------   -----------  -----------   -----------   -----------   -----------

 Total expenses before reimbursement 2,781,315      1,599,866     2,759,573      795,809       475,291        77,167       290,381
 Reimbursement of expenses
  by advisor                                 -              -             -            -             -      (58,198)      (51,983)
                                   -----------    -----------   -----------  -----------   -----------   -----------   -----------

 Net expenses                        2,781,315      1,599,866     2,759,573      795,809       475,291        18,969       238,398
                                   -----------    -----------   -----------  -----------   -----------   -----------   -----------

NET INVESTMENT INCOME (LOSS)       (1,957,086)      (938,768)   (1,187,334)    (214,895)     (380,216)       (7,171)     1,588,942
                                   -----------    -----------   -----------  -----------   -----------   -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss)
  on investments
  Nonaffiliated                     13,188,025     14,929,534    14,902,135    2,858,486     1,973,124     (179,165)       (4,606)
  Affiliated                         2,414,763              -             -            -             -             -             -
                                   -----------    -----------   -----------  -----------   -----------   -----------   -----------
                                    15,602,788     14,929,534    14,902,135    2,858,486     1,973,124     (179,165)       (4,606)

 Change in unrealized appreciation
  (depreciation) on investments   (10,498,779)   (52,516,119)    23,023,238      557,768  (14,921,414)   (1,147,301)     2,949,361
                                   -----------    -----------   -----------  -----------   -----------   -----------   -----------

 Net gain (loss) on investments      5,104,009   (37,586,585)    37,925,373    3,416,254  (12,948,290)   (1,326,466)     2,944,755
                                   -----------    -----------   -----------  -----------   -----------   -----------   -----------

NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS   $3,146,923  $(38,525,353)   $36,738,039   $3,201,359 $(13,328,506)  $(1,333,637)    $4,533,697
                                   ===========    ===========   ===========  ===========   ===========   ===========   ===========


See notes to financial statements.
*Inception date of the Fund was 12/19/00.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------


                                                   MICRO CAP FUND           SMALL CAP GROWTH FUND           CORE GROWTH FUND
                                          SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                                           MARCH 31, 2001 SEPTEMBER 30,  MARCH 31, 2001 SEPTEMBER 30,  MARCH 31, 2001  SEPTEMBER 30,
                                            (UNAUDITED)        2000        (UNAUDITED)       2000        (UNAUDITED)       2000
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(1,957,086)    $(3,277,692)     $(938,768)   $(1,592,028)   $(1,187,334)   $(1,869,712)
 Net realized gain on
  investments                               15,602,788      72,168,597     14,929,534     49,914,528     14,902,135     33,130,896
 Change in unrealized appreciation
  (depreciation) on investments           (10,498,779)      19,796,875   (52,516,119)     25,303,752     23,023,238     41,395,202
                                          ------------    ------------   ------------   ------------   ------------   ------------
 Net increase in net assets
  resulting from operations                  3,146,923      88,687,780   (38,525,353)     73,626,252     36,738,039     72,656,386

DIVIDENDS PAID FROM:
 Net investment income                               -               -              -              -              -              -
 Net realized gains                       (59,242,526)    (13,609,225)   (41,097,860)   (15,405,627)   (24,873,276)    (4,089,114)
                                          ------------    ------------   ------------   ------------   ------------   ------------
                                          (59,242,526)    (13,609,225)   (41,097,860)   (15,405,627)   (24,873,276)    (4,089,114)

CAPITAL SHARE TRANSACTIONS:
 Shares sold                                51,111,768      89,742,546    142,698,786    127,343,426    476,160,629    161,080,727
 Shares issued to holders in
  reinvestment of dividends                 58,030,493      13,428,147     39,472,016     15,002,699     24,496,990      4,032,987
                                          ------------    ------------   ------------   ------------   ------------   ------------
                                           109,142,261     103,170,693    182,170,802    142,346,125    500,657,619    165,113,714
 Shares redeemed                          (43,187,718)    (78,680,125)   (47,333,880)  (108,669,725)  (144,325,887)  (116,093,890)
                                          ------------    ------------   ------------   ------------   ------------   ------------
 Net increase                               65,954,543      24,490,568    134,836,922     33,676,400    356,331,732     49,019,824
                                          ------------    ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE IN NET ASSETS                 9,858,940      99,569,123     55,213,709     91,897,025    368,196,495    117,587,096

NET ASSETS:
 Beginning of period                       244,444,480     144,875,357    237,811,882    145,914,857    290,705,337    173,118,241
                                          ------------    ------------   ------------   ------------   ------------   ------------
 End of period                            $254,303,420    $244,444,480   $293,025,591   $237,811,882   $658,901,832   $290,705,337
                                          ============    ============   ============   ============   ============   ============
 Undistributed net investment income
  included in net assets at end of
  period                                             -               -              -              -              -              -
                                          ============    ============   ============   ============   ============   ============


See notes to financial statements.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------



                                                                                                           GLOBAL
                                                SMALL CAP VALUE FUND           ULTRA GROWTH FUND      TECHNOLOGY FUND
                                          SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED    PERIOD ENDED
                                           MARCH 31, 2001 SEPTEMBER 30,  MARCH 31, 2001 SEPTEMBER 30, MARCH 31, 2001*
                                            (UNAUDITED)        2000        (UNAUDITED)       2000       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
 Net investment income (loss)               $(214,895)      $(271,294)     $(380,216)     $(524,904)       $(7,171)
 Net realized gain (loss) on
  investments                                2,858,486       5,323,671      1,973,124     16,219,703      (179,165)
 Change in unrealized appreciation
  (depreciation) on investments                557,768       5,134,412   (14,921,414)      1,000,138    (1,147,301)
                                           -----------     -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets
  resulting from operations                  3,201,359      10,186,789   (13,328,506)     16,694,937    (1,333,637)

DIVIDENDS PAID FROM:
 Net investment income                               -               -              -              -              -
 Net realized gains                        (4,400,225)       (604,879)   (11,252,113)    (2,924,899)              -
                                           -----------     -----------    -----------    -----------    -----------
                                           (4,400,225)       (604,879)   (11,252,113)    (2,924,899)              -

CAPITAL SHARE TRANSACTIONS:
 Shares sold                               158,061,173      27,409,429     27,948,355     36,352,718      5,867,291
 Shares issued to holders in
  reinvestment of dividends                  4,276,749         586,278     10,958,784      2,885,083              -
                                           -----------     -----------    -----------    -----------    -----------
                                           162,337,922      27,995,707     38,907,139     39,237,801      5,867,291

 Shares redeemed                          (40,256,948)     (7,877,664)   (27,774,937)   (37,930,750)      (369,775)
                                           -----------     -----------    -----------    -----------    -----------
 Net increase                              122,080,974      20,118,043     11,132,202      1,307,051      5,497,516
                                           -----------     -----------    -----------    -----------    -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS    120,882,108      29,699,953   (13,448,417)     15,077,089      4,163,879

NET ASSETS:
 Beginning of period                        46,470,433      16,770,480     56,281,823     41,204,734             10
                                           -----------     -----------    -----------    -----------    -----------
 End of period                            $167,352,541     $46,470,433    $42,833,406    $56,281,823     $4,163,889
                                           ===========     ===========    ===========    ===========     ==========
  Undistributed net investment income
    included in net assets at end of
   period                                            -               -              -              -         20,028
                                           ===========     ===========    ===========    ===========     ==========



See notes to financial statements.

*Inception date of the Fund was 12/19/00.

WASATCH FUNDS-STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------

                                                      U.S. TREASURY FUND
                                              SIX MONTHS ENDED    YEAR ENDED
                                               MARCH 31, 2001    SEPTEMBER 30,
                                                (UNAUDITED)          2000
--------------------------------------------------------------------------------

OPERATIONS:
 Net investment income                          $  1,588,942     $  3,148,144
 Net realized gain (loss) on
  investments                                        (4,606)      (4,512,795)
 Change in unrealized appreciation
  on investments                                   2,949,361        5,691,560
                                               -------------    -------------
 Net increase in net assets
  resulting from operations                        4,533,697        4,326,909

DIVIDENDS PAID FROM:
 Net investment income                           (2,864,508)      (4,377,430)
 Net realized gains                                        -         (23,254)
                                               -------------    -------------
                                                 (2,864,508)      (4,400,684)

CAPITAL SHARE TRANSACTIONS:
 Shares sold                                      43,703,918       39,609,880
 Shares issued to holders in
  reinvestment of dividends                        2,831,050        4,337,145
                                               -------------    -------------
                                                  46,534,968       43,947,025

 Shares redeemed                                (35,003,790)     (62,674,447)
                                               -------------    -------------
 Net increase (decrease)                          11,531,178     (18,727,422)
                                               -------------    -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS           13,200,367     (18,801,197)

NET ASSETS:
 Beginning of period                              58,198,086       76,999,283
                                               -------------    -------------
 End of period                                   $71,398,453      $58,198,086
                                                ============     ============
 Undistributed net investment income
   included in net assets at end of
  period                                             864,978        2,140,544
                                                ============     ============

See notes to financial statements.

                      (This page intentionally left blank.)


                                        MICRO CAP FUND-
                                        FINANCIAL HIGHLIGHTS
                                        ---------------------
                                        SIX MONTHS ENDED         MICRO CAP FUND-FINANCIAL HIGHLIGHTS
                                        MARCH 31, 2001           ------------------------------------
                                        (UNAUDITED)              YEAR ENDED SEPTEMBER 30

                                                  2001            2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $6.53           $4.41          $3.59          $4.29          $3.15          $2.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.04)          (0.09)         (0.09)         (0.10)         (0.04)         (0.03)
Net realized and unrealized gains
 (losses) on securities                              -            2.63           1.27         (0.27)           1.36           0.46
                                           -----------     -----------    -----------    -----------    -----------    -----------
TOTAL FROM INVESTMENT OPERATIONS                (0.04)            2.54           1.18         (0.37)           1.32           0.43

LESS DISTRIBUTIONS:
Distributions from capital gains                (1.55)          (0.42)         (0.36)         (0.33)         (0.18)              -
                                           -----------     -----------    -----------    -----------    -----------    -----------

TOTAL DISTRIBUTIONS                             (1.55)          (0.42)         (0.36)         (0.33)         (0.18)              -
                                           -----------     -----------    -----------    -----------    -----------    -----------

NET ASSET VALUE, END OF PERIOD                   $4.94           $6.53          $4.41          $3.59          $4.29          $3.15
                                           ===========     ===========    ===========    ===========    ===========    ===========

TOTAL RETURN(1)                                  1.71%          63.88%         37.73%        (8.75)%         44.58%         15.81%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)      $254,303        $244,444       $144,875       $117,533       $157,907        $94,004
Ratio to average net assets of:
Expenses, net of waivers
 and reimbursements(2)                           2.31%           2.38%          2.46%          2.50%          2.50%          2.50%
Expenses, before waivers
 and reimbursements(2)                           2.31%           2.38%          2.46%          2.51%          2.58%          2.67%
Net investment income (loss), net of
 waivers and reimbursements(2)                 (1.63)%         (1.76)%        (2.22)%        (2.28)%        (1.64)%        (1.53)%
Net investment income (loss), before
 waivers and reimbursements(2)                 (1.63)%         (1.76)%        (2.22)%        (2.29)%        (1.72)%        (1.70)%
Portfolio turnover rate                            30%             69%            57%            81%            99%            84%




(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.


                                        SMALL CAP GROWTH FUND-
                                        FINANCIAL HIGHLIGHTS
                                        ---------------------
                                        SIX MONTHS ENDED         SMALL CAP GROWTH FUND-FINANCIAL HIGHLIGHTS
                                        MARCH 31, 2001           -------------------------------------------
                                        (UNAUDITED)              YEAR ENDED SEPTEMBER 30


                                                  2001            2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $34.89          $26.01         $20.79         $29.73         $24.17         $25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.08)          (0.23)         (0.20)         (0.17)         (0.12)         (0.18)
Net realized and unrealized gains (losses)
 on securities                                  (4.17)           11.82           8.49         (5.08)           6.90         (0.11)
                                           -----------     -----------    -----------    -----------    -----------    -----------
TOTAL FROM INVESTMENT OPERATIONS                (4.25)           11.59           8.29         (5.25)           6.78         (0.29)

LESS DISTRIBUTIONS:
Distributions from capital gains                (5.85)          (2.71)         (3.07)         (3.69)         (1.22)         (0.54)
                                           -----------     -----------    -----------    -----------    -----------    -----------
TOTAL DISTRIBUTIONS                             (5.85)          (2.71)         (3.07)         (3.69)         (1.22)         (0.54)
                                           -----------     -----------    -----------    -----------    -----------    -----------

NET ASSET VALUE, END OF PERIOD                  $24.79          $34.89         $26.01         $20.79         $29.73         $24.17
                                           ===========     ===========    ===========    ===========    ===========    ===========
TOTAL RETURN(1)                               (13.47)%          49.63%         48.96%       (19.13)%         29.45%        (1.09)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)      $293,026        $237,812       $145,915       $123,723       $188,965       $253,319
Ratio to average net assets of:
Expenses, net of waivers
 and reimbursements(2)                           1.31%           1.38%          1.44%          1.48%          1.50%          1.50%
Expenses, before waivers
 and reimbursements(2)                           1.31%           1.38%          1.44%          1.48%          1.54%          1.50%
Net investment income (loss), net of
 waivers and reimbursements(2)                 (0.77)%         (0.84)%        (0.79)%        (0.60)%        (0.39)%        (0.65)%
Net investment income (loss), before
 waivers and reimbursements(2)                 (0.77)%         (0.84)%        (0.79)%        (0.60)%        (0.43)%        (0.65)%
Portfolio turnover rate                            31%             72%            46%            56%            48%            73%



(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.


                                        CORE GROWTH FUND
                                        FINANCIAL HIGHLIGHTS
                                        ---------------------
                                        SIX MONTHS ENDED         CORE GROWTH FUND-FINANCIAL HIGHLIGHTS
                                        MARCH 31, 2001           -------------------------------------------
                                        (UNAUDITED)              YEAR ENDED SEPTEMBER 30


                                                  2001            2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $28.08          $20.62         $17.00         $22.34         $17.57         $15.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.05)          (0.18)         (0.21)         (0.09)           0.08           0.07
Net realized and unrealized gains (losses)
 on securities                                    3.24            8.12           4.55         (3.60)           6.07           1.87
                                           -----------     -----------    -----------    -----------    -----------    -----------
TOTAL FROM INVESTMENT OPERATIONS                  3.19            7.94           4.34         (3.69)           6.15           1.94

LESS DISTRIBUTIONS:
Dividends from net investment income                 -               -              -         (0.03)         (0.07)         (0.05)
Distributions from capital gains                (2.32)          (0.48)         (0.72)         (1.62)         (1.31)         (0.29)
                                           -----------     -----------    -----------    -----------    -----------    -----------
TOTAL DISTRIBUTIONS                             (2.32)          (0.48)         (0.72)         (1.65)         (1.38)         (0.34)
                                           -----------     -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                  $28.95          $28.08         $20.62         $17.00         $22.34         $17.57
                                           ===========     ===========    ===========    ===========    ===========    ===========

TOTAL RETURN1                                   12.49%          39.50%         27.28%       (17.49)%         37.58%         12.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)      $658,902        $290,705       $173,118       $153,148       $135,437       $104,237
Ratio to average net assets of:
Expenses, net of waivers and reimbursements2     1.24%           1.38%          1.44%          1.44%          1.50%          1.50%
Expenses, before waivers and reimbursements2     1.24%           1.38%          1.44%          1.44%          1.50%          1.51%
Net investment income (loss), net of
 waivers and reimbursements2                   (0.53)%         (0.86)%        (1.07)%        (0.50)%          0.44%          0.40%
Net investment income (loss), before
 waivers and reimbursements2                   (0.53)%         (0.86)%        (1.07)%        (0.50)%          0.44%          0.39%
Portfolio turnover rate                            25%             75%            79%            63%            81%            62%



(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.


                                        SMALL CAP VALUE FUND-
                                        FINANCIAL HIGHLIGHTS
                                        ---------------------
                                        SIX MONTHS ENDED         SMALL CAP VALUE FUND-FINANCIAL HIGHLIGHTS
                                        MARCH 31, 2001           -------------------------------------------
                                        (UNAUDITED)              YEAR ENDED SEPTEMBER 30

                                                  2001            2000           1999        1998(1)
------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD             $3.51           $2.43          $1.80          $2.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         -          (0.02)         (0.04)         (0.01)
Net realized and unrealized gains (losses)
 on securities                                    0.18            1.19           0.67         (0.19)
                                            ----------      ----------     ----------     ----------

TOTAL FROM INVESTMENT OPERATIONS                  0.18            1.17           0.63         (0.20)

LESS DISTRIBUTIONS:
Distributions from capital gains                (0.31)          (0.09)              -              -
                                            ----------      ----------     ----------     ----------

TOTAL DISTRIBUTIONS                             (0.31)          (0.09)              -              -
                                            ----------      ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                   $3.38           $3.51          $2.43          $1.80
                                            ==========      ==========     ==========     ==========

TOTAL RETURN(2)                                  6.11%          49.94%         35.00%       (10.00)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)      $167,353         $46,470        $16,770        $14,306
Ratio to average net assets of:
Expenses, net of waivers
 and reimbursements(3)                           1.83%           1.95%          1.95%          1.95%
Expenses, before waivers
 and reimbursements(3)                           1.83%           2.09%          2.18%          2.52%
Net investment income (loss), net of
 waivers and reimbursements(3)                 (0.49)%         (1.02)%        (1.54)%        (1.02)%
Net investment income (loss), before
 waivers and reimbursements(3)                 (0.49)%         (1.16)%        (1.77)%        (1.59)%
Portfolio turnover rate                            25%             67%           106%           114%



(1) Inception date of the Fund was 12/17/97.
(2) Not annualized for periods less than a year.
(3) Annualized.

See notes to financial statements.


                                        ULTRA GROWTH FUND-
                                        FINANCIAL HIGHLIGHTS
                                        ---------------------
                                        SIX MONTHS ENDED         ULTRA GROWTH FUND-FINANCIAL HIGHLIGHTS
                                        MARCH 31, 2001           ---------------------------------------
                                        (UNAUDITED)              YEAR ENDED SEPTEMBER 30


                                                  2001            2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $27.17          $20.02         $15.10         $21.85         $17.95         $18.61

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.15)          (0.25)         (0.34)         (0.31)         (0.35)         (0.26)
Net realized and unrealized gains (losses)
 on securities                                  (4.47)            8.87           6.00         (4.44)           4.25         (0.21)
                                            ----------      ----------     ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                (4.62)            8.62           5.66         (4.75)           3.90         (0.47)

LESS DISTRIBUTIONS:
Distributions from capital gains                (5.39)          (1.47)         (0.74)         (2.00)              -         (0.19)
                                            ----------      ----------     ----------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                             (5.39)          (1.47)         (0.74)         (2.00)              -         (0.19)
                                            ----------      ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD                  $17.16          $27.17         $20.02         $15.10         $21.85         $17.95
                                            ==========      ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(1)                               (20.15)%          46.66%         39.86%       (22.07)%         21.75%        (2.54)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)       $42,833         $56,282        $41,205        $43,553        $77,243       $128,490
Ratio to average net assets of:
Expenses, net of waivers
 and reimbursements(2)                           1.74%           1.75%          1.75%          1.75%          1.75%          1.75%
Expenses, before waivers
 and reimbursements(2)                           1.74%           1.82%          1.78%          1.90%          1.89%          1.81%
Net investment income (loss), net of
 waivers and reimbursements(2)                 (1.40)%         (1.19)%        (1.49)%        (1.54)%        (1.48)%        (1.27)%
Net investment income (loss), before
 waivers and reimbursements(2)                 (1.40)%         (1.26)%        (1.52)%        (1.69)%        (1.62)%        (1.33)%

Portfolio turnover rate                            86%            135%            77%            91%           103%           121%



(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

GLOBAL TECHNOLOGY FUND-FINANCIAL HIGHLIGHTS
--------------------------------------------
FOR THE PERIOD ENDED MARCH 31, 2001 (UNAUDITED)

                                                       2001(1)
-----------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                    $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.01)
Net realized and unrealized gains (losses)
 on securities                                          (2.01)
                                                    ----------
TOTAL FROM INVESTMENT OPERATIONS                        (2.02)

LESS DISTRIBUTIONS:
Distributions from capital gains                             -
                                                    ----------
TOTAL DISTRIBUTIONS                                          -
                                                    ----------

NET ASSET VALUE, END OF PERIOD                           $7.98
                                                    ==========

TOTAL RETURN(2)                                       (20.10)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                $4,164
Ratio to average net assets of:
Expenses, net of waivers and reimbursements(3)           1.95%
Expenses, before waivers and reimbursements(3)           7.93%
Net investment income (loss), net of
 waivers and reimbursements(3)                         (0.74)%
Net investment income (loss), before
 waivers and reimbursements(3)                         (6.72)%
Portfolio turnover rate                                    40%


(1) Inception date of the Fund was 12/19/00.
(2) Not annualized for periods less than a year.
(3) Annualized.

See notes to financial statements.

                      (This page intentionally left blank.)


                                        U.S. TREASURY FUND-
                                        FINANCIAL HIGHLIGHTS
                                        ---------------------
                                        SIX MONTHS ENDED         U.S. TREASURY FUND-FINANCIAL HIGHLIGHTS
                                        MARCH 31, 2001           ---------------------------------------
                                        (UNAUDITED)              YEAR ENDED SEPTEMBER 30


                                                  2001            2000           1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD            $12.00          $11.68         $13.42         $11.32         $10.21         $10.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                             0.26            0.66           0.61           0.27           0.61           0.44
Net realized and unrealized gains (losses)
 on securities                                    0.73            0.39         (2.01)           2.39           0.73           0.01
                                            ----------      ----------     ----------     ----------     ----------     ----------

TOTAL FROM INVESTMENT OPERATIONS                  0.99            1.05         (1.40)           2.66           1.34           0.45

LESS DISTRIBUTIONS:
Dividends from net investment income            (0.56)          (0.73)         (0.28)         (0.56)         (0.23)         (0.74)
Distributions from capital gains                     -               -         (0.06)              -              -              -
                                            ----------      ----------     ----------     ----------     ----------     ----------

TOTAL DISTRIBUTIONS                             (0.56)          (0.73)         (0.34)         (0.56)         (0.23)         (0.74)
                                            ----------      ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD                  $12.43          $12.00         $11.68         $13.42         $11.32         $10.21
                                            ==========      ==========     ==========     ==========     ==========     ==========

TOTAL RETURN1                                    8.19%           9.84%       (10.65)%         24.30%         13.23%          4.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)       $71,398         $58,198        $76,999        $67,856        $11,205         $7,427
Ratio to average net assets of:
Expenses, net of waivers
 and reimbursements(2)                           0.75%           0.75%          0.75%          0.75%          0.75%          0.93%
Expenses, before waivers
 and reimbursements(2)                           0.91%           0.97%          0.95%          0.95%          1.22%          1.67%
Net investment income, net of waivers
 and reimbursements(2)                           5.00%           5.35%          4.96%          5.06%          5.97%          5.21%
Net investment income, before waivers
 and reimbursements(2)                           4.84%           5.13%          4.76%          4.86%          5.50%          4.47%
Portfolio turnover rate                            15%             16%            39%             5%            19%            30%


(1) Not annualized for periods less than a year.
(2) Annualized.

See notes to financial statements.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

1. ORGANIZATION
----------------
   Wasatch Funds, Inc. (the "Funds") is an open-end, registered management investment company under the Investment Company Act of 1940. The Micro Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth and Global Technology Funds are non-diversified portfolios and the Wasatch-Hoisington U.S. Treasury ("U.S. Treasury") Fund is a diversified portfolio of Wasatch Funds. These funds were formerly known as Micro-Cap, Aggressive Equity, Growth, Micro-Cap Value, Mid-Cap, Global Technology and Wasatch-Hoisington U.S. Treasury, respectively. Each of the Funds maintains its own investment objective. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the "Advisor") as investment advisor.

2. SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------
   The financial statements have been prepared in conformity with accounting principles generally accepted in the United States. The following is a summary of the more significant of such policies.
   VALUATION OF SECURITIES-Securities traded on a recognized stock exchange are valued at the last sale price on the exchange on which the securities are primarily traded or at the last sale price on the national securities market. Securities for which there were no transactions are valued at the closing bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Advisor. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. Restricted securities, private placements and other illiquid securities for which market value quotations are not readily available are valued at fair market value as determined by a designated Pricing Committee under the supervision of the Board of Directors and in accordance with Board-approved Pricing Procedures.
   FOREIGN CURRENCY TRANSLATIONS-Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.
   INVESTMENT IN SECURITIES-Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
   SHORT SALES-To a limited extent, the Global Technology Fund may make short sales of securities listed on one or more U.S. or foreign securities exchanges or on NASDAQ or EASDAQ. A short sale means the Fund

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

sells a security it does not own in anticipation of a decline in the stock's price. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. The Fund will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of its short positions.
   FEDERAL INCOME TAXES-It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders.
   EXPENSES-The Funds are charged for expenses that are directly attributable to them, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are allocated among the portfolios in proportion to their respective net assets.
   USE OF MANAGEMENT ESTIMATES-The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.
   REDEMPTION FEES-Wasatch Funds will deduct a fee of 2.00% from redemption proceeds on shares of the Micro Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth and U.S. Treasury Funds purchased after March 15, 2001 and held less than two months. The redemption fee applies to Global Technology Fund shares purchased after December 18, 2000 and held less than two months. The redemption fee is treated as additional paid-in capital.

3. DISTRIBUTIONS
-----------------
   Dividends from net investment income are declared and paid annually. Distributions of net realized gains, if any, will be declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.
   To the extent these book and tax differences are permanent in nature, such amounts are reclassified among paid-in capital in excess of par value, undistributed net investment income and undistributed net realized gain (loss) on investments. The Funds also utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Accordingly, at March 31, 2001, reclassifications were recorded to increase undistributed net investment income by $1,957,086, $938,768, $1,187,334, $214,895, $380,216, $27,199 and $0 and decrease undistributed net realized gain by $12,074,352, $12,078,144, $7,680,816,
$782,006, $4,896,906, $0 and $0 and increase paid-in capital in excess of par by $10,117,266, $11,139,376, $6,493,482, $567,111, $4,516,690,

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

 $27,199 AND $0 FOR THE MICRO CAP, SMALL CAP GROWTH, CORE GROWTH, SMALL CAP VALUE, ULTRA GROWTH, GLOBAL TECHNOLOGY AND U.S. TREASURY FUNDS, RESPECTIVELY.

--------------------------------------------------------------------------------

4. CAPITAL STOCK
-----------------
   Transactions in shares of capital stock were as follows:


                                                                 SIX MONTHS ENDED MARCH 31, 2001
                                             SMALL CAP         CORE        SMALL CAP        ULTRA          GLOBAL          U.S.
                              MICRO CAP        GROWTH         GROWTH         VALUE          GROWTH       TECHNOLOGY      TREASURY
                                 FUND           FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                   10,353,374      5,264,606     16,549,168     46,906,840      1,262,912        559,426      3,490,438

Dividends reinvested          12,540,703      1,427,720        953,103      1,411,468        519,953              -        226,665

Shares redeemed              (8,830,894)    (1,690,165)    (5,096,612)   (12,075,010)    (1,357,832)       (37,823)    (2,822,108)
                             -----------    -----------    -----------   ------------    -----------       --------    -----------
Net increase (decrease)       14,063,183      5,002,161     12,405,659     36,243,298        425,033        521,603        894,995
                             ===========    ===========    ===========   ============    ===========       ========    ===========


                                                                  YEAR ENDED SEPTEMBER 30, 2000
                                             SMALL CAP         CORE        SMALL CAP        ULTRA           U.S.
                              MICRO CAP        GROWTH         GROWTH         VALUE          GROWTH        TREASURY
                                 FUND           FUND           FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------------
Shares sold                   16,259,536      4,192,516      6,719,373      8,731,998      1,518,760      3,396,131

Dividends
 reinvested                    3,376,178        632,492        205,742        254,609        157,453        409,551

Shares
 redeemed                   (15,062,262)    (3,617,678)    (4,967,587)    (2,647,715)    (1,662,965)    (5,547,149)
                            ------------    -----------    -----------   ------------    -----------    -----------
Net increase
 (decrease)                    4,573,452      1,207,330      1,957,528      6,338,892         13,248    (1,741,467)
                            ============    ===========    ===========   ============    ===========    ===========

5. PURCHASES AND SALES OF SECURITIES
-------------------------------------
   Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the six months ended March 31, 2001 are summarized below:


                                             SMALL CAP         CORE        SMALL CAP        ULTRA          GLOBAL          U.S.
                              MICRO CAP        GROWTH         GROWTH         VALUE          GROWTH       TECHNOLOGY      TREASURY
                                 FUND           FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES
                             $70,151,365   $127,782,727   $419,111,260   $114,294,968    $43,026,712     $5,267,833              -

SALES                         63,294,213     68,143,894     98,675,713     19,037,518     44,252,480        879,712              -


WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

   The purchases and sales of U.S. government securities occurred in the Global Technology Fund and were $497,998 and $498,106, respectively and in the U.S. Treasury Fund and were $19,372,923 and $9,274,108, respectively. The Micro Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth, Global Technology and U.S. Treasury Funds' tax basis in their investments is $219,036,931, $273,923,869, $579,333,785, $163,400,567, $47,234,849, $5,412,975 and
$69,695,412, respectively.

   As of March 31, 2001, gross unrealized appreciation and (depreciation) for federal income tax purposes were as follows:


                                             SMALL CAP         CORE        SMALL CAP        ULTRA          GLOBAL          U.S.
                              MICRO CAP        GROWTH         GROWTH         VALUE          GROWTH       TECHNOLOGY      TREASURY
                                 FUND           FUND           FUND           FUND           FUND           FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION      $64,080,698    $53,367,232   $115,874,509    $16,554,898     $7,941,643       $101,674     $1,905,158

UNREALIZED DEPRECIATION     (26,384,175)   (37,585,175)   (36,292,096)   (10,567,145)   (12,339,872)    (1,256,549)    (1,087,255)
                            ------------   ------------   ------------   ------------   ------------   ------------   ------------

NET UNREALIZED APPRECIATION
 (DEPRECIATION)              $37,696,523    $15,782,057    $79,582,413     $5,987,753   $(4,398,229)   $(1,154,875)       $817,903
                            ============   ============   ============   ============   ============   ============   ============


--------------------------------------------------------------------------------

6. INVESTMENT ADVISORY
-----------------------
   As the Funds' investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. For the six months ended March 31, 2001, management fees for the Micro Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth, Global Technology and U.S. Treasury Funds were 2.00%, 1.00%, 1.00%, 1.50%, 1.25%, 1.50% and 0.50% of the average daily net assets of each portfolio, respectively.
   The Advisor has voluntarily agreed to limit the expenses of the Micro Cap, Small Cap Growth, Core Growth, Small Cap Value, Ultra Growth, Global Technology and U.S. Treasury Funds to 2.50%, 1.50%, 1.50%, 1.95%, 1.75%, 1.95% and 0.75% of
average daily net assets, respectively. For the six months ended March 31, 2001, the Advisor reimbursed $51,983 for the U.S. Treasury Fund. For the period December 19, 2000 to March 31, 2001, the Advisor reimbursed $58,198 for the Global Technology Fund.

WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

7. TRANSACTIONS WITH AFFILIATES
--------------------------------
   The following is an analysis of transactions for the six months ended March 31, 2001 in the Micro Cap, Small Cap Growth and Core Growth Funds with "affiliated companies" as defined by the Investment Company Act of 1940:
--------------------------------------------------------------------------------

MICRO CAP FUND


                                                                                                         AMOUNT OF      AMOUNT OF
                                                                                                         DIVIDENDS     GAIN (LOSS)
                                                                                                        CREDITED TO    REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME     SALE OF SHARES
                                             ------------------------------------------------------     FOR THE SIX    FOR THE SIX
                                              BALANCE                                      BALANCE       MOS. ENDED     MOS. ENDED
SECURITY NAME                                 9/30/00       PURCHASES        SALES         3/31/01        3/31/01        3/31/01
------------------------------------------------------------------------------------------------------------------------------------
  American Healthways, Inc.                    450,100          21,800         37,400        434,500         -             363,172
  AmSurg Corp., Class A and B                  801,159           7,000        165,884        642,275         -           2,147,516
  National Dentex Corp.                        444,750               -         38,875        405,875         -            (52,330)
  Rainbow Rentals, Inc.                        362,500               -         25,500        337,000         -            (54,093)
  Young Innovations, Inc.                      337,400           1,000          2,400        336,000         -              10,498


SMALL CAP GROWTH FUND

                                                                                                         AMOUNT OF      AMOUNT OF
                                                                                                         DIVIDENDS     GAIN (LOSS)
                                                                                                        CREDITED TO    REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME     SALE OF SHARES
                                             ------------------------------------------------------     FOR THE SIX    FOR THE SIX
                                              BALANCE                                      BALANCE       MOS. ENDED     MOS. ENDED
SECURITY NAME                                 9/30/00       PURCHASES        SALES         3/31/01        3/31/01        3/31/01
------------------------------------------------------------------------------------------------------------------------------------
  National Dentex Corp.                        215,350           -            -             215,350          -            -


WASATCH FUNDS-NOTES TO FINANCIAL STATEMENTS
--------------------------------------------
MARCH 31, 2001 (UNAUDITED)

CORE GROWTH FUND

                                                                                                         AMOUNT OF      AMOUNT OF
                                                                                                         DIVIDENDS     GAIN (LOSS)
                                                                                                        CREDITED TO    REALIZED ON
                                                                  SHARE ACTIVITY                           INCOME     SALE OF SHARES
                                             ------------------------------------------------------     FOR THE SIX    FOR THE SIX
                                              BALANCE                                      BALANCE       MOS. ENDED     MOS. ENDED
SECURITY NAME                                 9/30/00       PURCHASES        SALES         3/31/01        3/31/01        3/31/01
------------------------------------------------------------------------------------------------------------------------------------
ICU Medical, Inc.                              302,800         139,725         -             442,525              -              -
Pediatrix Medical Group Inc.                   645,225         448,950         -           1,094,175              -              -
